                                                                     EXHIBIT 4.1


                                  DISCOVER BANK

                      Master Servicer, Servicer and Seller

                                       and

                         U.S. BANK NATIONAL ASSOCIATION

                                     Trustee

                       on behalf of the Certificateholders

                                     -------

                                SERIES SUPPLEMENT

                            Dated as of July 24, 2001

                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 1993

                                     -------

                        $500,000,000 Class A Certificates

                        $26,316,000 Class B Certificates

                          DISCOVER CARD MASTER TRUST I

                          SERIES 2001 -6 - CERTIFICATES

SERIES TERM SHEET............................................................1
ANNEX........................................................................1
SECTION 1.   Definitions.....................................................1
SECTION 2.   Subordination..................................................26
SECTION 3.   Representations and Warranties of the Sellers..................26
SECTION 4.   Representations and Warranties of Discover Bank as
             Master Servicer and Servicer...................................27
SECTION 5.   Representations and Warranties of Other Servicers..............28
SECTION 6.   Representations and Warranties of the Trustee..................28
SECTION 7.   Authentication of Certificates.................................28
SECTION 8.   Establishment and Administration of Investor Accounts
             and the Credit Enhancement Account.............................28
SECTION 9.   Allocations of Collections.....................................33
SECTION 10.  Payments.......................................................45
SECTION 11.  Credit Enhancement.............................................48
SECTION 12.  Alternative Credit Support Election............................50
SECTION 13.  Calculation of Investor Losses.................................51
SECTION 14.  Servicing Compensation.........................................52
SECTION 15.  Class Interest Rate Caps.......................................52
SECTION 16.  Class Interest Rate Swaps  ....................................54
SECTION 17.  Investor Certificateholders' Monthly Statement.................54
SECTION 18.  Master Servicer's Monthly Certificate..........................54
SECTION 19.  Notices........................................................54
SECTION 20.  Additional Amortization Events.................................54
SECTION 21.  Early Accumulation Events; Additional Amortization Events......55
SECTION 22.  Purchase of Investor Certificates and Series Termination.......56
SECTION 23.  Variable Accumulation Period...................................57
SECTION 24.  Optional Accumulation Period Commencement......................57
SECTION 25.  Series Yield Factor............................................57
SECTION 26.  Ratification of Pooling and Servicing Agreement................58
SECTION 27.  Counterparts...................................................58
SECTION 28.  Governing Law..................................................58
SECTION 29.  Intention of Parties...........................................58
SECTION 30.  Amendment for Sale Accounting Purposes.........................58

                                    EXHIBITS

EXHIBIT A:     Form of Investors Certificates

EXHIBIT B:     Form of Certificateholders' Monthly Statement

EXHIBIT C:     Form of Master Servicer's Monthly Certificate

                          DISCOVER CARD MASTER TRUST I
                          SERIES 2001 - 6 CERTIFICATES

               This Series of Master Trust Certificates is established pursuant to Section 6.06 of that certain Pooling and Servicing Agreement, dated as of October 1, 1993, as amended, by and between DISCOVER BANK (formerly Greenwood Trust Company), a Delaware banking corporation ("Discover Bank"), as Master Servicer, Servicer and Seller and U.S. BANK NATIONAL ASSOCIATION (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) (the "Trustee"), as Trustee (the "Pooling and Servicing Agreement"). This SERIES TERM SHEET and the ANNEX attached hereto, by and among the Master Servicer, the Servicers, the Sellers and the Trustee, constitute the SERIES SUPPLEMENT (the "Series Supplement"). The Pooling and Servicing Agreement and this Series Supplement together establish the Series of Master Trust Certificates to be known as the DISCOVER CARD MASTER TRUST I, SERIES 2001 - 6 CERTIFICATES.

                                SERIES TERM SHEET

Date of Series Term Sheet               July 24, 2001.

Group                                   One.

Series Initial Investor Interest        $526,316,000

Class Initial Investor Interest of      Class A - $500,000,000.
each Class of Investor Certificates
                                        Class B - $26,316,000.

Class A Expected Final Payment Date     The Distribution Date in June 2006.

Class B Expected Final Payment Date     The Distribution Date in July 2006.

Type of Structure                       Bullet Maturity.

Certificate Rates                       Class A - 5.75% per  annum, calculated
                                        on the basis of a 360-day year of
                                        twelve 30-day months (or, in the case of accrual of interest for the period from and including the Series Closing Date to but excluding the August 2001
                                        Distribution Date, calculated on the
                                        basis of the number of days elapsed and
                                        a 360-day year, assuming the month of
                                        July has 30 days).

                                        Class B - LIBOR plus 0.43% per annum,
                                        calculated on the basis of the actual
                                        number of days elapsed and a 360-day
                                        year.

Monthly Amortization Rate               Not applicable.

Prepayment Calculation Table            Not applicable.

Prepayment Determination Date           Not applicable.

Class Cap Rate                          Not applicable.

Class Maximum Rate                      Not applicable.

Class Interest Rate Swap                Not applicable.

Interest Rate Swap Counterparty         Not applicable.

Swap Trust Rate                         Not applicable.

Swap Counterparty Rate                  Not applicable.

Monthly Swap Deposit                    Not applicable.

LIBOR Determination Date                The second LIBOR Business Day
                                        immediately preceding the commencement
                                        of an Interest Accrual Period.

Series Yield Factor                     Initially zero, but may be increased
                                        pursuant to Section 25.

Series Cut-Off Date                     July 1, 2001.

Series Closing Date                     July 24, 2001.

Date from which Interest for            Series Closing Date.
first Interest Payment Date
Shall Accrue

Distribution Dates                      August 15, 2001 and the 15th day of
                                        each calendar month thereafter (or, if
                                        such day is not a Business Day, the next succeeding Business Day).

Interest Payment Dates                  Class A - The 15th day of each June and
                                        December (or, if such day is not a
                                        Business Day, the next succeeding
                                        Business Day), commencing in December
                                        2001, and with respect to the Class B
                                        Certificates, on the Class B Expected
                                        Final Payment Date (or during the
                                        Amortization Period).

                                        Class B- The 15th day of each calendar
                                        month (or, if such day is not a Business
                                        Day, the next succeeding Business Day),
                                        commencing in August, 2001.

Statement Dates                         Each Distribution Date, commencing in
                                        August 2001.

Principal Payment Date                  Not applicable.

Interest Calculation Dates              Not applicable.

Accumulation Commencement Date          Not applicable.

Accumulation Period                     Unless an Amortization Event shall have
                                        occurred prior thereto, the period
                                        commencing on the Principal Commencement
                                        Date and ending on the earliest to occur of (x) the payment in full of the Series
                                        Invested Amount, (y) the Amortization
                                        Commencement Date, and (z) the Series
                                        Termination Date.


Accumulation Amount                     (a) Through the Class A Expected Final
                                        Payment Date, (i) 41,666,666.66 or (ii)
                                        if the Master Servicer elects to delay
                                        commencement of the Accumulation Period
                                        in accordance with Section 24, the Class
                                        A Initial Investor Interest divided by
                                        the number of Distribution Dates from
                                        the commencement of the Accumulation
                                        Period through and including the Class A
                                        Expected Final Payment Date, and (b)
                                        thereafter, $26,316,000.00.

Principal Commencement Date             The first day of the Due Period related
                                        to the July 2005 Distribution Date (or
                                        such later Distribution Date as the
                                        Master Servicer may elect in accordance
                                        with Section 23).

Revolving Period                        From the Series Cut-Off Date to but
                                        excluding the earlier to occur of (i)
                                        the Principal Commencement Date, and
                                        (ii) the Amortization Commencement Date.

Controlled Liquidation Period           Not applicable.

Early Accumulation Period               Not applicable.

Type of Credit Enhancement              Cash collateral account.

Stated Shared Credit Enhancement        There shall be no Shared Credit
Amount                                  Enhancement.

Stated Class A Credit Enhancement       There shall be no Class A Cash
Amount                                  Collateral Credit Enhancement.

Stated Class B Credit Enhancement       $28,947,380.
Amount

Credit Enhancement Provider             Collectively, the one or more lenders
                                        making a loan in order to provide the
                                        initial funds on deposit in the Credit
                                        Enhancement Account, or any successor
                                        provider of the Credit Enhancement.

Maximum Shared Credit Enhancement       There shall be no Shared Credit
Amount                                  Enhancement.

Maximum Class A Credit Enhancement      There shall be no Class A Cash
Amount                                  Collateral Credit Enhancement.


Maximum Class B Credit Enhancement      On any Distribution Date (a) in the
Amount                                  Revolving Period, prior to the making of
                                        an Effective Alternative Credit Support
                                        Election, the greater of (i) $5,263,160
                                        and (ii) (x) if a Supplemental Credit
                                        Enhancement Event has not occurred, an
                                        amount equal to 5.5% of the Series
                                        Initial Investor Interest, or (y) if a
                                        Supplemental Credit Enhancement Event
                                        has occurred, an amount equal to 6.5% of the Series Initial Investor Interest,
                                        (b) in the Revolving Period, subsequent
                                        to the making of an Effective
                                        Alternative Credit Support Election, the greater of (i) $5,263,160 and (ii) an amount equal to 8.5% of the Series
                                        Initial Investor Interest, or (c) in the
                                        Accumulation Period, an amount equal to
                                        the greater of $5,263,160 and the
                                        percentage of the Series Investor
                                        Interest as of the last day of the
                                        related Due Period set forth in the
                                        table below:

                                                    After a Supplemental
                        Before an Effective        Credit Enhancement Event
 Series Investor     Alternative Credit Support    but Before an Effective      After an Effective
   Interest Not      Election or a Supplemental      Alternative Credit         Alternative Credit
    Less Than        Credit Enhancement Event         Support Election           Support Election
    ---------        --------------------------    ------------------------     ------------------
   $526,316,000                5.50%                        6.50%                        8.50%
   $484,649,333                5.75%                        6.75%                        8.50%
   $442,982,666                6.00%                        7.00%                        8.50%
   $401,316,000                6.25%                        7.25%                        8.50%
   $359,649,333                6.50%                        7.50%                        8.50%
   $317,982,666                6.75%                        7.75%                        8.75%
   $276,316,000                7.25%                        8.00%                        9.00%
   $234,649,333                7.50%                        8.00%                        9.00%
   $192,982,666                7.50%                        8.00%                        9.00%
   $151,316,000                7.50%                        8.00%                        9.00%
   $109,649,333                7.50%                        8.00%                        9.00%
   $ 67,982,666                7.50%                        8.00%                        9.00%
   $ 26,316,000                7.50%                        8.00%                        9.00%

                                        provided, however, that if an
                                        Amortization Event with respect to the
                                        Series established hereby occurs, the
                                        Maximum Class B Credit Enhancement
                                        Amount for each Distribution Date
                                        thereafter shall equal the Maximum Class
                                        B Credit Enhancement Amount for the
                                        Distribution Date immediately preceding
                                        the occurrence of the Amortization
                                        Event; and provided, further, that if a
                                        Credit Enhancement Drawing has been
                                        made, until such time as the Available
                                        Class B Credit Enhancement Amount has
                                        been reinstated in an amount at least
                                        equal to the amount of such Credit
                                        Enhancement Drawing, the Maximum Class B
                                        Credit Enhancement Amount shall be the
                                        Maximum Class B Credit Enhancement
                                        Amount as of the date of such Credit
                                        Enhancement Drawing



Total  Maximum Credit Enhancement       On any Distribution Date, the Maximum
Amount                                  Class B Credit Enhancement Amount for
                                        such Distribution Date.



Additional Credit Support Amount        The lesser of (x)(i) $15,789,480 prior
                                        to the occurrence of a Supplemental
                                        Credit Enhancement Event or (ii)
                                        $10,526,320 following the occurrence of
                                        a Supplemental Credit Enhancement Event
                                        and (y) the difference between the
                                        Maximum Class B Credit Enhancement
                                        Amount (after giving effect to an
                                        Alternative Credit Support Election) and the Available Class B Credit Enhancement
                                        Amount (immediately before giving effect to the Alternative Credit Support
                                        Election).

Supplemental Credit Enhancement         The lesser of (x)(i) $5,263,160 prior to
Amount                                  the occurrence of an Alternative Credit
                                        Support Election or (ii) zero following
                                        the occurrence of an Alternative Credit
                                        Support Election and (y) the difference
                                        between the Maximum Class B Credit
                                        Enhancement Amount (after giving effect
                                        to the occurrence of a Supplemental
                                        Credit Enhancement Event) and the
                                        Available Class B

                                        Credit Enhancement Amount (immediately
                                        before giving effect to the occurrence
                                        of a Supplemental Credit Enhancement
                                        Event).

Initial Subordinated Amount             $47,368,440.

Additional Subordinated                 $23,684,220 prior to the occurrence of a
Amount                                  Supplemental Credit Enhancement Event
                                        and $21,052,640 following the occurrence of a Supplemental Credit Enhancement
                                        Event.

Supplemental Subordinated Amount        $2,631,580 prior to the effectiveness of
                                        an Alternative Credit Support Election
                                        and zero following the effectiveness of
                                        an Alternative Credit Support Election.

Series Buffer Amount                    Zero.

Group Buffer Amount                     Zero.

Investor Servicing Fee Percentage       2.0% per annum calculated on the basis
                                        of a 360-day year of twelve 30-day
                                        months.

Supplemental Servicing Fee Percentage   Zero.

Amount of Additional Funds              Initially, zero.

Eligible for Reallocations to and       Yes.
from Other Series in Group

Series Termination Date                 The first Business Day following the
                                        Distribution  Date in December 2008.

Estimated Investment Shortfall          On any date of determination, the
                                        positive difference, if any, between (i) the Certificate Rate for the Class for whose benefit the amounts on deposit in the Series Principal Funding Account are held as of such date of determination and (ii) the weighted average yield
                                        (expressed as a Money Market Yield) on
                                        the investments in the Series Principal
                                        Funding Account as of such date of
                                        determination.

Estimated Yield                         On any date of determination, the
                                        Portfolio Yield for the immediately
                                        preceding Due Period less 2.00%.

Classes, if any, subject to             Not applicable.
Regulation S restrictions

Classes, if any, subject to ERISA       Class B.
restrictions

Bearer Certificates                     Not applicable.

Registered Certificates                 Class A and Class B Certificates.

Class A Certificate                     Each certificate executed by the Sellers
                                        and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

Class B Certificate                     Each certificate executed by the Sellers
                                        and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

Principal Paying Agent                  Class A - Not applicable.

                                        Class B - Not applicable.

Paying Agents                           Class A and Class B - the Corporate
                                        Trust Office of the Trustee.

         IN WITNESS WHEREOF, the Sellers, the Master Servicer, the Servicers and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.



                                    DISCOVER BANK,
                                     as Seller, Master Servicer and Servicer


                                    /s/ MICHAEL F. RICKERT
                                    ---------------------------------------
                                    Michael F. Rickert
                                    Vice President, Chief Accounting Officer and
                                    Treasurer


                                    U.S. BANK NATIONAL ASSOCIATION,
                                     as Trustee


                                    /s/ PATRICIA M. CHILD
                                    ---------------------------------------
                                    Patricia M. Child
                                    Vice President

                                      ANNEX

     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

     SECTION 1. Definitions

     (a) Capitalized terms not otherwise defined in this Series Supplement (including the Series Term Sheet) shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Capitalized terms that refer to a Series or a Class refer to the Series established hereby or a Class of the Series established hereby, as applicable, unless the context otherwise clearly requires.

     (b) The following terms have the definitions set forth below with respect to the Series established hereby, unless the context otherwise clearly requires:

     "Accumulation Amount," if applicable, shall have the meaning set forth in the Series Term Sheet; provided, however, that such amount may be adjusted pursuant to Section 23 or 24.

     "Accumulation Commencement Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Accumulation Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Additional Credit Support Amount" shall have the meaning set forth in the Series Term Sheet.

     "Additional Subordinated Amount" shall have the meaning set forth in the Series Term Sheet.

     "Alternative Credit Support Election" shall mean an election made by the Sellers pursuant to Section 12.

     "Amortization Commencement Date" shall mean the date on which an Amortization Event is deemed to occur pursuant to Section 20 hereof.

     "Amortization Event" shall mean any event specified in Section 9.01 of the Pooling and Servicing Agreement or in Section 20 hereof.

     "Amortization Period" shall mean the period from, and including, the Amortization Commencement Date to, and including, the earlier of (i) the date of the final distribution to Investor Certificateholders of the Series established hereby and (ii) the Series Termination Date. The first Distribution Date of the Amortization Period shall be the Distribution Date in the calendar month following the Amortization Commencement Date.

     "Available Class A Credit Enhancement Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Available Class B Credit Enhancement Amount" shall mean, with respect to the first Distribution Date, the Stated Class B Credit Enhancement Amount, and, thereafter, shall mean the amount available to be drawn under the Credit Enhancement with respect to the Available Class B Credit Enhancement Amount from time to time, which on any date of determination shall be equal to the Available Class B Credit Enhancement Amount for the immediately preceding Distribution Date minus the amount of all Credit Enhancement Drawings with respect to the Available Class B Credit Enhancement Amount on or since such immediately preceding Distribution Date, plus the amount of all payments made to the Trustee as administrator of the Credit Enhancement with respect to the Available Class B Credit Enhancement Amount pursuant to Section 9 plus, following an Effective Alternative Credit Support Election, the Additional Credit Support Amount and, plus, following a Supplemental Credit Enhancement Event, the Supplemental Credit Enhancement Amount; provided, however, that from and after the Fully Funded Date, if any, the Available Class B Credit Enhancement Amount shall equal zero.

     "Available Shared Credit Enhancement Amount," if applicable, shall mean, with respect to the first Distribution Date, the Stated Shared Credit Enhancement Amount, and, thereafter, shall mean the amount available to be drawn under the Credit Enhancement with respect to the Available Shared Credit Enhancement Amount from time to time, which on any date of determination shall be equal to the Available Shared Credit Enhancement Amount for the immediately preceding Distribution Date minus the amount of all Credit Enhancement Drawings with respect to the Available Shared Credit Enhancement Amount on or since such immediately preceding Distribution Date, and plus the amounts of all payments made to the Trustee as administrator of the Credit Enhancement with respect to the Available Shared Credit Enhancement Amount pursuant to Section 9.

     "Available Subordinated Amount, " if there is a Subordinate Class with respect to Class A, shall mean, on a Distribution Date, the sum of

          (a) (i) with respect to the first Distribution Date, the Initial Subordinated Amount or (ii) with respect to any other Distribution Date, the Available Subordinated Amount after giving effect to all adjustments on the prior Distribution Date; and

          (b) the amount of Series Excess Servicing;

as such amount may be (x) reduced pursuant to the provisions of Section 9 to take into account (i) the amount of Class A and Class B Excess Servicing used to reimburse the Class A Cumulative Investor Charged-Off Amount, (ii) the amount of Class B Excess Servicing used to reduce the Class A Required Amount Shortfall,
(iii) the amount of the Class B Subordinated Payment and (iv) the amount of any reduction in the Class B Investor Interest resulting from the reimbursement of the Class A Cumulative Investor Charged-Off Amount, in each case for such Distribution Date, and (y) increased pursuant to the provisions of Section 9 to take into account the application of amounts on deposit in the Group Finance Charge Collections Reallocation Account (i) to reduce the Class B Required Amount Shortfall, (ii) to reduce the Class B Cumulative Investor Charged-Off Amount and (iii) to increase the Available Class B Credit Enhancement Amount, in each case for such Distribution Date; provided, however, that from and after the Fully Funded Date, if any, the Available Subordinated Amount will equal zero.

Upon the occurrence of a Supplemental Credit Enhancement Event, the Available Subordinated Amount will be increased by the Supplemental Subordinated Amount. In addition, on the first Distribution Date following an Effective Alternative Credit Support Election, the Available Subordinated Amount shall be increased by the Additional Subordinated Amount. In no event, however, shall the Available Subordinated Amount exceed (i) through the last Distribution Date preceding an Effective Alternative Credit Support Election, the Initial Subordinated Amount plus the Supplemental Subordinated Amount and (ii) thereafter, the sum of the Initial Subordinated Amount, the Supplemental Subordinated Amount and the Additional Subordinated Amount.

     "Calculation Period," if applicable, shall have the meaning specified in the applicable interest rate cap agreement.

     "Cedel" shall mean Clearstream Banking.

     "Certificate Interest" shall mean, for any Class for any Interest Payment Date, the product of (a) the Class Invested Amount for such Class for such Interest Payment Date and (b) a fraction the numerator of which is (1) with respect to each Class that has no Subclasses, the Certificate Rate for such Class or (2) with respect to each Class that has two or more Subclasses, the Class Weighted Average Certificate Rate, and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding the current Interest Payment Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve divided by the number of Distribution Dates from and including the preceding Interest Payment Date to but excluding the current Interest Payment Date (or, in the case of the first Interest Payment Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the 15th day of the month in which current Interest Payment Date occurs, assuming 30-day months).

     "Certificate Principal" shall mean, with respect to each Class, the principal payable in respect of such Class of Investor Certificates.

     "Certificate Rate," with respect to any Class or Subclass, shall mean the certificate rate set forth in the Series Term Sheet with respect to such Class or Subclass, as such rate may be adjusted as of the beginning of each Interest Accrual Period, if applicable; provided, however, that the Certificate Rate for any Class or Subclass that does not have a fixed Certificate Rate shall not exceed the Class Cap Rate or Class Maximum Rate, as applicable, for such Class or Subclass; and provided, further, that any interest on the Investor Certificates (including any interest accrued with respect to any Class Deficiency Amount) shall be payable or distributed to the Investor Certificateholders only to the extent permitted by applicable law.

     "Class A Cash Collateral Credit Enhancement" shall mean Credit Enhancement available in the Credit Enhancement Account for the benefit of the Class A Investor Certificates.

     "Class Additional Funds," if applicable, shall mean, with respect to any Class for any Distribution Date, an amount equal to the product of (i) a fraction the numerator of which is the Class Investor Interest and the denominator of which is the sum of the Class Investor Interests for each Class of the Series established hereby and (ii) the amount of Series Additional Investor Funds, in each case for such Distribution Date.

     "Class Alternative Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the Class Deficiency Amount that would have been calculated for such Class on such Payment Date if the aggregate unreimbursed Investor Losses on such Payment Date equaled zero.

     "Class B Available Collections" shall mean, if there is a Subordinated Class with respect to Class A, with respect to any Distribution Date, an amount equal to the sum of (i) Class B Available Finance Charge Collections for such Distribution Date and (ii) Class B Principal Collections for such Distribution Date.

     "Class B Available Finance Charge Collections" shall mean, if there is a Subordinate Class with respect to Class A, with respect to any Distribution Date, an amount equal to the sum of Class B Finance Charge Collections, Class B Yield Collections, if any, Class B Investment Income, if any, for the related Due Period and Class B Additional Funds for such Distribution Date (less Class B Excess Servicing).

     "Class Cap Rate," if applicable, shall mean, with respect to a Class or Subclass that does not have a fixed or maximum Certificate Rate, the rate that is specified as such in the Series Term Sheet and in the Class Interest Rate Cap with respect to such Class or Subclass.

     "Class Charge-Off Reimbursement Amount" shall mean, with respect to any Class with respect to any Distribution Date, the total amount by which the Class Cumulative Investor Charged-Off Amount for such Class is reduced on such Distribution Date pursuant to Section 9.

     "Class Cumulative Investor Charged-Off Amount" with respect to each Class for any Distribution Date, shall mean the sum of the Class Investor Charged-Off Amounts for such Class for all preceding Due Periods that have not been reimbursed pursuant to Section 9 prior to such Distribution Date, plus the Class Investor Charged-Off Amount for such Class for the Due Period related to such Distribution Date, as adjusted pursuant to Section 9 on such Distribution Date. The Class Cumulative Investor Charged-Off Amount with respect to each Class initially shall be zero.

     "Class Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the amount, if any, by which (a) the sum of (i) Certificate Interest for such Class accrued since the immediately preceding Payment Date, (ii) if, since the immediately preceding Payment Date and prior to the current Payment Date, a Reimbursed Loss Event has occurred, the sum of (A) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which Investor Losses for such Class equaled zero and (B) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equaled zero,
(iii) the Class Deficiency Amount on the immediately preceding Payment Date, and
(iv) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by the product of (A) a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class for the relevant Due Periods and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or
(y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve and (B) the number of Distribution Dates from and including the preceding Payment Date to but excluding the current Payment Date exceeds (b) the amount deposited since the immediately preceding Payment Date into the Series Interest Funding Account pursuant to Section 10(a)(2)(A).

     "Class Excess Servicing" shall mean, with respect to each Class, on any Distribution Date, the positive difference, if any, between (i) the sum of Class Finance Charge Collections for the related Due Period, Class Yield Collections for the related Due Period, if any, Class Investment Income for the related Due Period, if any, and Class Additional Funds for such Distribution Date, if any, and (ii) the Class Required Amount.

     "Class Expected Final Payment Date" with respect to each Class, if applicable, shall mean the date designated as such in the Series Term Sheet.

     "Class Final Maturity Date" with respect to each Class, if applicable, shall mean the date designated as such in the Series Term Sheet.

     "Class Finance Charge Collections" shall mean, with respect to any Class, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, an amount equal to the product of (x) the Class Percentage with respect to Finance Charge Collections for the related Distribution Date and (y) the amount of Finance Charge Collections for such day or for the related Due Period, as applicable; provided, however, that Class Finance Charge Collections for each Class shall be increased by the lesser of (i) the amount of Class Investment Shortfall for such Class and (ii) an amount equal to the product of the total amount of Finance Charge Collections otherwise allocable to Discover Bank on behalf of the Holder of the Seller Certificate for the related Due Period and a fraction the numerator of which is the Class Invested Amount for such Class and the denominator of which is the Aggregate Invested Amount; and provided, further, that notwithstanding the foregoing, Class Finance Charge Collections for each Class shall not, with respect to any such day, Distribution Date or Trust Distribution Date during the Accumulation Period or the Early Accumulation Period, as applicable, exceed the amount that would be available if the Class Percentage with respect thereto were the percentage equivalent of a fraction the numerator of which is the amount of the Class Investor Interest on the last day of the Due Period prior to the commencement of the Accumulation Period or the Early Accumulation Period, and the denominator of which is the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such day, Distribution Date or Trust Distribution Date, as applicable.

     "Class Initial Investor Interest" shall mean, with respect to each Class, the aggregate face amount of Investor Certificates of such Class as specified in the Series Term Sheet.

     "Class Interest Rate Cap," if applicable, shall mean, with respect to a Class or Subclass that does not have a fixed or maximum Certificate Rate, the interest rate cap agreement or other interest rate protection for the benefit of the Investor Certificateholders of such Class or Subclass, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Interest Rate Cap Provider, or any Replacement Interest Rate Cap or Qualified Substitute Cap Arrangement.

     "Class Interest Rate Cap Payment" shall mean, with respect to a Class or Subclass that does not have a fixed or maximum Certificate Rate, with respect to any Interest Payment Date, any payment required to be made on such Interest Payment Date by the Interest Rate Cap Provider with respect to the Class Interest Rate Cap for such Class or Subclass.

     "Class Interest Rate Swap," if applicable, shall mean, with respect to a Class or Subclass, the interest rate swap agreement or other interest rate protection agreement with respect to any Class or Subclass, dated on the Series Closing Date, between the Trust and the Swap Counterparty and any replacement or successor interest rate swap agreement or interest rate protection agreement.

     "Class Invested Amount" shall mean, with respect to any Class for any Distribution Date, an amount equal to the Class Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to such Class of Investor Certificateholders, in each case prior to such Distribution Date, (b) the aggregate amount of Investor Losses of such Class not reimbursed prior to such Distribution Date and (c) the aggregate amount of losses of principal on investments of funds on deposit for the benefit of such Class in the Series Principal Funding Account, if applicable.

     "Class Investment Income" shall mean, with respect to any Class, income from the investment of funds on deposit in the Series Principal Funding Account for the benefit of such Class less Excess Income.

     "Class Investment Shortfall" with respect to each Class with respect to any Distribution Date during the Accumulation Period or the Early Accumulation Period, if applicable, shall mean an amount equal to the positive difference, if any, between (i) one-twelfth of the product of (a) (x) with respect to each Class that has no Subclasses, the Certificate Rate, or (y) with respect to each Class that has two or more Subclasses, the Class Weighted Average Certificate Rate, in each case for the related Due Period, and (b) the amount on deposit in the Series Principal Funding Account for the benefit of such Class as of the end of the previous Distribution Date and (ii) Class Investment Income for the related Due Period.

     "Class Investor Charged-Off Amount" shall mean, with respect to each Class for any Distribution Date, an amount equal to the sum of (i) the product of (a) the Charged-Off Amount for such Distribution Date and (b) the Class Percentage with respect to the Charged-Off Amount and (ii) if there is a Subordinate Class with respect to Class A, with respect to Class B only, the sum of (a) the positive difference, if any, between (x) the Class B Subordinated Payment and
(y) the amount of Class B Available Finance Charge Collections for the related Due Period and (b) the amount by which the Class A Cumulative Investor Charged-Off Amount is reduced by way of a reallocation of Class B Investor Interest pursuant to Section 9.

     "Class Investor Interest" shall mean, with respect to any Class for any Distribution Date, an amount equal to the Class Invested Amount for such Class for such Distribution Date minus, if applicable, the aggregate amount on deposit in the Series Principal Funding Account for the benefit of such Class in respect of Principal Collections.

     "Class Maximum Rate," if applicable, shall have the meaning set forth in the Series Term Sheet with respect to any Class or Subclass.

     "Class Modified Required Amount" with respect to any Class on any Distribution Date, shall mean the Class Required Amount for such Distribution Date minus the sum of all accrued but unpaid Class Monthly Servicing Fees.

     "Class Monthly Deficiency Amount" with respect to any Class on any Distribution Date, shall have the meaning set forth in Section 10(a)(2)(A). The Class Monthly Deficiency Amount for each Class initially shall be zero.

     "Class Monthly Servicing Fee" with respect to any Class for any Distribution Date, shall mean an amount equal to the product of (x) a fraction the numerator of which shall be the Class Investor Interest and the denominator of which shall be the Series Investor Interest, in each case on the first day of the related Due Period and (y) the amount of the Investor Servicing Fee for the related Due Period.

     "Class Percentage" shall mean, with respect to any Class with respect to any Distribution Date or any Trust Distribution Date, as applicable:

          (a) when used with respect to the Charged-Off Amount, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust and (ii) the Aggregate Investor Interest, in each case on the first day of the related Due Period; or

          (b) when used with respect to Principal Collections prior to the occurrence of a Fixed Principal Allocation Event, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and
     (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; or

          (c) when used with respect to Principal Collections on and after the occurrence of a Fixed Principal Allocation Event, the percentage equivalent of a fraction, the numerator of which shall be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of a Fixed Principal Allocation Event and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; provided, however, that from and after the Fully Funded Date, if any, the Class Percentage with respect to Principal Collections will equal zero; or

          (d) when used with respect to Finance Charge Collections during the Revolving Period and the Accumulation Period or the Controlled Liquidation Period, as applicable, and provided that an Effective Alternative Credit Support Election has been made, during the Early Accumulation Period or the Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; provided, however, that from and after the Fully Funded Date, if any, the Class Percentage with respect to Finance Charge Collections will equal zero; or

          (e) when used with respect to Finance Charge Collections during the Early Accumulation Period or the Amortization Period, provided that an Effective Alternative Credit Support Election has not been made, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of an Early Accumulation Event or an Amortization Event, and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; provided, however, that from and after the Fully Funded Date, if any, the Class Percentage with respect to Finance Charge Collections will equal zero.

     "Class Principal Collections" shall mean, with respect to any Class with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, an amount equal to the product of (x) the Class Percentage with respect to Principal Collections for the related Distribution Date and (y) the amount of Principal Collections for such day or for the related Due Period, as applicable.

     "Class Required Amount" with respect to any Class on any Distribution Date, shall mean the sum of (i) the product of (a) the Class Invested Amount with respect to such Class for such Distribution Date and (b) a fraction, the numerator of which is the Certificate Rate for such Class, and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, (A) if each Interest Payment Date is also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Distribution Date (or in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the current Distribution Date or (B) if each Interest Payment Date is not also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Interest Calculation Date (or in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve (or in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the current Distribution Date (if each Interest Payment Date is also a Distribution Date) or the Interest Calculation Date following the current Distribution Date (if each Interest Payment Date is not also a Distribution Date), assuming each month has 30 days),
(ii) the Class Monthly Deficiency Amount on the immediately preceding Distribution Date, (iii) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class for each Due Period subsequent to the immediately preceding Payment Date plus 2.00% per annum and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or
(y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve, (iv) if on the immediately preceding Distribution Date a Reimbursed Loss Event occurred, the sum of (A) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equaled zero, (B) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equaled zero and (C) for any Distribution Date following the Distribution Date immediately following the Reimbursed Loss Event to and including the next Payment Date, the Reimbursed Loss Interest Gross-up Amount for such Distribution Date and (v) the sum of all accrued but unpaid Class Monthly Servicing Fees.

     "Class Required Amount Shortfall" with respect to any Class on any Distribution Date, shall have the meaning set forth in Section 9.

     "Class Subordinated Payment" shall mean, if there is a Subordinate Class with respect to Class A, with respect to any Distribution Date, the amount, if any, withheld from Class B Available Collections and paid to or for the benefit of the Class A Certificateholders pursuant to Section 9 on such Distribution Date.

     "Class Weighted Average Certificate Rate," if applicable, shall mean, for any Class composed of two or more Subclasses, for any Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of, for each Subclass of such Class, the product of the Class Invested Amount for such Subclass and the Certificate Rate for such Subclass for such Distribution Date, and the denominator of which is the Class Invested Amount for such Class.

     "Class Yield Collections" shall mean, with respect to any Class, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Class Yield Percentage for such Class and the amount of Series Yield Collections for such day or the related Due Period, as applicable.

     "Class Yield Percentage" shall mean, with respect to any Class on any Distribution Date (i) during the Revolving Period and the Accumulation Period or the Controlled Liquidation Period, as applicable, and, provided that an Effective Alternative Credit Support Election has been made, during the Early Accumulation Period or the Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the Class Investor Interest for such Class and the denominator of which shall be the Series Investor Interest, in each case as of the first day of the related Due Period; or (ii) during the Early Accumulation Period or the Amortization Period, provided that an Effective Alternative Credit Support Election has not been made, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of an Early Accumulation Event or Amortization Event and the denominator of which shall be the amount of the Series Investor Interest on the last day of the Due Period prior to the occurrence of an Early Accumulation Event or Amortization Event.

     "Commercial Paper Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Commercial Paper Rate," if applicable, shall mean, with respect to any Commercial Paper Determination Date, the rate equal to the Money Market Yield on such Commercial Paper Determination Date of the rate for commercial paper having a maturity of 30 days as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15 (519),

Selected Interest Rates," or any successor publication, under the heading "Commercial Paper." In the event that such rate is not published on such date, then the Commercial Paper Rate will be the Money Market Yield on such date of the rate for Commercial Paper having a maturity of 30 days as published by the Federal Reserve Bank of New York in the daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Commercial Paper." If on such date the rate for commercial paper is not yet published in either H.15 (519) or Composite Quotations, the Commercial Paper Rate for such date shall be calculated by the Trustee and shall be the Money Market Yield of the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upward) of the offered rates, as of 11:00 a.m., New York City time, of three leading dealers of commercial paper in New York City selected by the Trustee on such date, for commercial paper having a maturity of 30 days placed for an industrial issuer whose bond rating is "AA" or the equivalent, from either Rating Agency. In the event that such rates are not available on such date, then the Commercial Paper Rate shall be the Money Market Yield of the rate for commercial paper so provided in a comparable source. The Commercial Paper Rate shall be determined by the Trustee.

     "Controlled Accumulation Amount" shall have the meaning set forth in the Series Term Sheet.

     "Controlled Liquidation Amount," if applicable, with respect to any Distribution Date related to the Controlled Liquidation Period, the Accumulation Period or the Early Accumulation Period shall mean, if applicable, an amount equal to the sum of the Liquidation Amount and any existing Deficit Liquidation Amount; provided, however, that the Controlled Liquidation Amount shall not be less than zero and shall not exceed an amount equal to the Series Invested Amount.

     "Controlled Liquidation Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Credit Enhancement" shall mean any credit enhancement obtained by the Master Servicer in accordance with Section 11.

     "Credit Enhancement Account," if applicable, shall have the meaning set forth in Section 8.

     "Credit Enhancement Agreement" shall mean the Agreement among the Sellers, the Master Servicer, the Trustee and the Credit Enhancement Provider with respect to the Credit Enhancement.

     "Credit Enhancement Drawing" shall mean any drawing made under the Credit Enhancement.

     "Credit Enhancement Fee" shall mean, on any Distribution Date, the sum of all fees and interest payable to the Credit Enhancement Provider or the Trustee as administrator of the Credit Enhancement for the related Due Period pursuant to the Credit Enhancement Agreement.

     "Credit Enhancement Provider" shall have the meaning set forth in the Series Term Sheet.

     "Deficit Accumulation Amount" shall mean, with respect to the first Distribution Date of the Accumulation Period, zero, and with respect to any other Distribution Date of the Accumulation Period, the amount, if any, by which the amount deposited into the Series Principal Funding Account on the preceding Distribution Date is less than the Controlled Accumulation Amount for such preceding Distribution Date.

     "Deficit Liquidation Amount" shall mean, with respect to the first Distribution Date relating to the Due Period commencing on the Principal Commencement Date, zero, and with respect to any subsequent Distribution Date, the amount, if any, by which the amount of Certificate Principal paid to the Investor Certificateholders on the preceding Distribution Date is less than the Controlled Liquidation Amount for such preceding Distribution Date.

     "Distribution Date" shall have the meaning set forth in the Series Term Sheet.

     "Dollars" or "U.S. $" or "$" shall mean the lawful currency of the United States of America.

     "Drawing Date" shall mean the first Business Day preceding each Distribution Date.

     "Early Accumulation Commencement Date," if applicable, shall mean the date on which an Early Accumulation Event is deemed to occur.

     "Early Accumulation Event," if applicable, shall mean any event specified in Section 21 hereof.

     "Early Accumulation Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Effective Alternative Credit Support Election" shall have the meaning specified in Section 12.

     "Estimated Investment Shortfall," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Estimated Principal Distribution Amount," if applicable, shall mean, with respect to any date of determination during the Early Accumulation Period, an amount equal to the Series Principal Collections for the prior Distribution Date; provided, however, that such amount shall not exceed the Series Investor Interest as of such prior Distribution Date.

     "Estimated Yield," if applicable, shall have the meaning specified in the Series Term Sheet.

     "Excess Income" on any Distribution Date shall mean an amount equal to the excess, if any, of (a) interest and other income (net of investment expenses) on such Distribution Date with respect to the funds on deposit in the Series Principal Funding Account during the related Interest Period over (b) the amount on deposit in the Series Principal Funding Account in respect of Certificate Principal during such Interest Period multiplied by a fraction, the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for the Class for whose benefit the amounts on deposit in the Series Principal Funding Account are held during such Interest Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or
(y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

     "Fixed Principal Allocation Event" shall mean the earliest of (a) the beginning of the Due Period immediately following the Due Period related to the first Distribution Date during the Controlled Liquidation Period or the Accumulation Period, as applicable, with respect to the Series established hereby on which the Series Available Principal Amount is less than zero; (b) the date on which an Early Accumulation Event or an Amortization Event with respect to the Series established hereby occurs; and (c) a date selected by the Master Servicer, if any. If the Master Servicer establishes a date for a Fixed Principal Allocation Event pursuant to clause (c) of the preceding sentence, the Master Servicer shall provide notification of such date to Discover Bank on behalf of the Holder of the Seller Certificate, the Trustee, the Credit Enhancement Provider and the Rating Agencies no later than two Business Days prior to such date.

     "Fully Funded Date," if applicable, shall mean the first Distribution Date on which the amount of funds on deposit in the Series Principal Funding Account (after giving effect to all deposits made on such date pursuant to Section 9) equals the Series Invested Amount for such Distribution Date (prior to any payments of principal on such date pursuant to Section 10); provided, however, that the Fully Funded Date shall only occur during the Early Accumulation Period.

     "Funded Credit Enhancement" shall mean any Credit Enhancement that consists of funds on deposit in one or more segregated trust accounts in the corporate trust department of an office or branch of the Trustee or a Qualified Institution for the benefit of the Investor Certificateholders of the Series established hereby, including, without limitation, a reserve account or a cash collateral account.

     "Group Available Principal Amount" shall mean, with respect to each Distribution Date, the amount remaining on deposit in the Group Principal Collections Reallocation Account on such Distribution Date after all withdrawals have been made from such account for the benefit of any Series in the same Group as the Series established hereby (including the Series established hereby), but before such amount is withdrawn from the Group Principal Collections Reallocation Account and deposited into the Collections Account pursuant to Section 9(b)(35)).

     "Group Buffer Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Group Excess Spread" shall mean, for any Distribution Date, the sum of the Series Excess Spreads for each Series (including the Series established hereby) that is a member of the same Group as the Series established hereby, in each case for such Distribution Date.

     "Group Finance Charge Collections Reallocation Account" shall have the meaning specified in Section 8.

     "Group Principal Allocation Event" shall mean the first Distribution Date, if any, on which (i) the sum of the amount of Series Principal Collections less the amount of Series Yield Collections for each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is not in its Early Accumulation Period or its Amortization Period is less than (ii) the Group Required Principal Amount for such Distribution Date.

     "Group Principal Collections Reallocation Account" shall have the meaning specified in Section 8.

     "Group Required Principal Amount" shall mean, with respect to the Group of which the Series established hereby is a member, for any Distribution Date, the Series Required Principal Amount for such Distribution Date plus, for each Series that is a member of such Group, the Series Required Principal Amount for such Series for such Distribution Date.

     "Initial Credit Enhancement" shall mean the Credit Enhancement first obtained by the Master Servicer pursuant to Section 11.

     "Initial Subordinated Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Interest Accrual Period" shall mean, with respect to any Interest Payment Date, the period from and including the Interest Payment Date immediately preceding such Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding such Interest Payment Date.

     "Interest Calculation Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Interest Payment Date" shall mean each date designated as such in the Series Term Sheet.

     "Interest Period" shall mean each period from and including a given Distribution Date to but excluding the next following Distribution Date commencing with the earlier to occur of (i) the first Distribution Date of the Early Accumulation Period or (ii) the first Distribution Date of the Accumulation Period.

     "Interest Rate Cap Provider," if any, shall mean the entity listed as the Interest Rate Cap Provider in the Series Term Sheet, in its capacity as obligor under the Class Interest Rate Caps, or if any Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements are obtained pursuant to Section 15, the obligor with respect to such Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements.

     "Interest Rate Swap Account" shall have the meaning specified in Section 8.

     "Interest Rate Swap Counterparty," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Investor Accounts" shall mean, in addition to Investor Accounts established pursuant to the Pooling and Servicing Agreement, the Series Collections Account, the Series Principal Collections Account, the Series Principal Funding Account, the Series Interest Funding Account, the Series Distribution Account, the Group Finance Charge Collections Reallocation Account and the Group Principal Collections Reallocation Account.

     "Investor Charge-Off Loss" shall have the meaning set forth in Section
13(b).

     "Investor Loss" with respect to each Class, shall mean (i) the amount of any reduction in the Class Invested Amount with respect to such Class pursuant to Section 13(b), (ii) in the event the Receivables are sold pursuant to Section 12.01(b) of the Pooling and Servicing Agreement, the amount, if any, by which the Class Investor Interest (determined immediately prior to such sale) exceeds the product of (x) a fraction, the numerator of which is the Class Investor Interest and the denominator of which is the Aggregate Investor Interest and (y) the net proceeds of such sale and (iii) in the event Receivables are sold pursuant to Section 12.02(c) of the Pooling and Servicing Agreement, the amount, if any, by which the Class Investor Interest (determined immediately prior to such sale) exceeds the product of (x) a fraction, the numerator of which is the Class Investor Interest and the denominator of which is the Series Investor Interest and (y) the net proceeds of such sale.

     "Investor Servicing Fee" shall mean, with respect to any Distribution Date, an amount equal to the product of the Investor Servicing Fee Percentage and the Series Investor Interest on the first day of the Due Period related to such Distribution Date (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest).

     "Investor Servicing Fee Percentage" shall mean the percentage identified as such in the Series Term Sheet.

     "LIBOR," if applicable, shall mean, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars with a duration comparable to the relevant Interest

Accrual Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such day. If such rate does not appear on Telerate Page 3750, the rate will be determined by the Trustee on the basis of the rates at which deposits in United States dollars are offered by major banks in the London interbank market, selected by the Trustee, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The Trustee will request the principal London office of at least four banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day.

     "LIBOR Business Day," if applicable, shall mean a day other than a Saturday or a Sunday on which banking institutions in the City of London, England and in New York, New York are not required or authorized by law to be closed.

     "LIBOR Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Liquidation Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Maximum Class A Credit Enhancement Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Maximum Class B Credit Enhancement Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Maximum Shared Credit Enhancement Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Money Market Yield" shall mean a yield (expressed as a percentage rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upwards) calculated in accordance with the following formula:

                  Money Market Yield     =        D x 360         x    100
                                                  -------
                                                  360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the related Interest Accrual Period.

     "Monthly Amortization Rate," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Monthly Swap Deposit," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Net Swap Payment," if applicable, shall mean, with respect to any Class that is subject to a Class Interest Rate Swap, (x) on any Interest Payment Date prior to the early termination of the Class Interest Rate Swap, the positive difference, if any, between (i) the amount owed by the Trust to the Interest Rate Swap Counterparty under the Class Interest Rate Swap on such Interest Payment Date and (ii) the amount owed by the Interest Rate Swap Counterparty to the Trust under the Class Interest Rate Swap on such Interest Payment Date, and
(y) on any Distribution Date in any calendar month following the calendar month in which an early termination of the Class Interest Rate Swap occurred, the unpaid portion of any termination payment owed by the Trust to the Interest Rate Swap Counterparty in accordance with the terms of the Class Interest Rate Swap.

     "Net Swap Receipt," if applicable, shall mean, with respect to any Class that is subject to a Class Interest Rate Swap, (x) on any Interest Payment Date prior to the early termination of the Class Interest Rate Swap, the positive difference, if any, between (i) the amount owed by the Interest Rate Swap Counterparty to the Trust under the Class Interest Rate Swap on such Interest Payment Date and (ii) the amount owed by the Trust to the Interest Rate Swap Counterparty under the Class Interest Rate Swap on such Interest Payment Date, and (y) on any Distribution Date following an early termination of the Class Interest Rate Swap, the amount of any termination payment paid by the Interest Rate Swap Counterparty on or prior to such Distribution Date and after the previous Distribution Date.

     "Non-U.S. Holder," shall mean any person who, as to the United States, is a non-resident alien individual, a foreign corporation, a foreign estate, a foreign trust or a foreign partnership, as such terms are defined in the Internal Revenue Code of 1986, as amended.

     "Payment Date" shall mean any Interest Payment Date and any Class Expected Final Payment Date.

     "Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which shall be the sum of (i) the amount of Finance Charge Collections received during such Due Period, (ii) the amount of Series Yield Collections for each Series then outstanding for such Due Period and (iii) the amount of Series Additional Funds for each Series then outstanding for such Due Period, and the denominator of which shall be the total amount of Principal Receivables in the Trust as of the first day of such Due Period.

     "Prepayment Calculation Table," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Prepayment Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Principal Commencement Date" shall mean the date designated as such in the Series Term Sheet.

     "Principal Distribution Amount" shall mean, with respect to any Distribution Date occurring in (i) the Accumulation Period, the Controlled Accumulation Amount, (ii) the Controlled Liquidation Period, the Controlled Liquidation Amount, (iii) the Early Accumulation Period, the Series Investor Interest, or (iv) in the Amortization Period, the Series Investor Interest.

     "Principal Distribution Amount Shortfall" with respect to any Distribution Date in the Accumulation Period, the Controlled Liquidation Period, the Early Accumulation Period or the Amortization Period, as applicable, shall have the meaning set forth in Section 9.

     "Principal Payment Date" shall mean, if applicable, each date designated as such in the Series Term Sheet.

     "Qualified Credit Enhancement Provider" shall mean, (i) if the Credit Enhancement is not Funded Credit Enhancement, an institution that meets the Qualified Credit Enhancement Provider Rating Requirements established by each Rating Agency, which requirements are set forth in the Series Term Sheet if the Initial Credit Enhancement is not Funded Credit Enhancement, or (ii) if the Initial Credit Enhancement is Funded Credit Enhancement, an institution that meets the Qualified Credit Enhancement Provider Rating Requirements established by each Rating Agency, which requirements will be established by the Rating Agencies at the time, if any, that the Master Servicer elects to replace the Initial Credit Enhancement with Credit Enhancement that is not Funded Credit Enhancement (or, in either case, such lesser requirements as the applicable Rating Agency shall allow); provided, however, that in the event the Master Servicer elects to obtain Credit Enhancement that is not Funded Credit Enhancement and is unable after the exercise of its best efforts to obtain from a Qualified Credit Enhancement Provider as so defined such Credit Enhancement with respect to which the representations set forth in Section 11(a) shall be true, the term "Qualified Credit Enhancement Provider" shall mean a Person who satisfies such requirements except that its long-term unsecured debt rating by any nationally recognized rating agency may be lower than that set forth in such requirements, but shall not be lower than the highest credit rating of any Person who otherwise satisfies said requirements and from whom the Master Servicer is able to obtain such a Credit Enhancement.

     "Qualified Substitute Cap Arrangement," if any, shall have the meaning specified in Section 15.

     "Reimbursed Loss Event" shall mean, with respect to each Class for any Distribution Date, the occurrence of the reimbursement of Investor Losses pursuant to Section 13(c) with respect to such Class on such Distribution Date such that the aggregate amount of unreimbursed Investor Losses for such Class is reduced to zero.

     "Reimbursed Loss Interest" shall mean, for any Class for any Distribution Date, an amount equal to the product of (i) the aggregate amount of Investor Losses that have not been reimbursed pursuant to Section 13(c) prior to the commencement of the related Due Period and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, (A) if each Interest Payment Date is also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (B) if each Interest Payment Date is not also a Distribution Date, 360 divided by the actual number of days from and including the Interest Calculation Date in the preceding calendar month to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

     "Reimbursed Loss Interest Gross-up Amount" shall mean, for any Class for any Distribution Date, an amount equal to the product of (i) the positive difference, if any, between the Class Alternative Deficiency Amount for the immediately preceding Payment Date and the actual Class Deficiency Amount for the immediately preceding Payment Date and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, (A) if each Interest Payment Date is also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (B) if each Interest Payment Date is not also a Distribution Date, 360 divided by the actual number of days from and including the Interest Calculation Date in the preceding calendar month to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

     "Replacement Class Interest Rate Cap," if any, shall mean an interest rate cap agreement or other interest rate protection having substantially the same terms and conditions as the Class Interest Rate Cap that it replaces, and otherwise satisfying the conditions set forth in Section 15.

     "Required Daily Deposit" shall mean, if applicable, with respect to each Servicer, an amount equal to:

          (a) during the Revolving Period and the Accumulation Period or the Controlled Liquidation Period, as applicable, the sum of

               (x)(1) during the Revolving Period, an amount equal to the sum of
               (i) the sum of the Class Finance Charge Collections and the Class Yield Collections for each Class for such day and (ii) the amount of Class B Principal Collections for such day; minus the sum of the Class B Yield Collections for such day and all accrued but unfunded Class A Monthly Servicing Fees; or

               (2) during the Accumulation Period or the Controlled Liquidation Period, as applicable, an amount equal to the sum of (i) the amount set forth in clause (1) above and (ii)(A) until the aggregate amount deposited during such Due Period pursuant to this clause (ii) equals the Controlled Accumulation Amount or the Controlled Liquidation Amount, as applicable, for the related Distribution Date, the amount of Class A Principal Collections for such day less the amount of Class A Yield Collections for such day and (B) thereafter, zero provided, however, that with respect to any day on which the Controlled Accumulation Amount or the Controlled Liquidation Amount, as applicable, for the related Distribution Date can not be determined, the aggregate amount to be deposited for such Due Period shall be the Controlled Accumulation Amount or the Controlled Liquidation Amount, as applicable, for the Distribution Date preceding the related Distribution Date; plus

               (y) the positive difference, if any, between

                    (1) the product of the Class A Percentage for the related
               Distribution Date with respect to Principal Collections and the amount of Principal Collections received during the Due Period through and including such day, less the product of the Class A Yield Percentage and the amount of Series Yield Collections received during the Due Period through and including such day, and less any amounts deposited into the Collections Account during the Due Period through and including such day pursuant to clause (x)(2)(ii)(A) above or previously deposited during such Due Period pursuant to this clause (y) and

                    (2) the positive difference, if any, between (i) an amount equal to (A) the aggregate amount of Principal Receivables in the Trust as of such day multiplied by a fraction the numerator of which shall be the Series Initial Investor Interest and the denominator of which shall be sum of the Series Initial Investor Interest for each Series then outstanding minus (B) the Series Investor Interest as of the end of the immediately preceding Due Period (after giving effect to payments of principal made or to be made on the related Distribution Date) and (ii) an amount equal to the positive difference between the Series Minimum Principal Receivables Balance and the Series Investor Interest; provided, however, that any calculation under this paragraph (y) that results in a number less than zero shall be treated as zero; or

          (b) during the Early Accumulation Period and the Amortization Period, an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections for the Series established hereby for such day minus all accrued but unfunded Class A Monthly Servicing Fees; and
multiplied, in each case, by a fraction the numerator of which shall be the aggregate amount of Principal Receivables in the Trust that are serviced by such Servicer and the denominator of which shall be the aggregate amount of Principal Receivables in the Trust; provided, however, that if any Servicer is unable to make the calculations set forth above on any day, the Required Daily Deposit for such Servicer for such day shall be equal to all the Collections received by such Servicer on such day.

     Notwithstanding the foregoing, (i) upon the occurrence of any circumstance described in Section 10.02(d), (e) or (f) of the Pooling and Servicing Agreement with respect to any Servicer, the Required Daily Deposit for any Series then outstanding shall equal the amount described in paragraph (b) above for such Servicer and (ii) a Servicer may use Collections received by it for its own account prior to the applicable Distribution Date as permitted by Sections 3.03(b) and 4.03(b) of the Pooling and Servicing Agreement.

     "Revolving Period" shall have the meaning set forth in the Series Term
Sheet.

     "Series Additional Funds," if applicable, shall mean, for any Distribution Date, the Additional Funds deposited into the Series Collections Account for the Series established hereby on such Distribution Date.

     "Series Additional Investor Funds," if applicable, shall mean, for any Distribution Date, the Series Additional Funds, if any, that are not applied to payment of the Supplemental Servicing Fee pursuant to Section 14.

     "Series Available Principal Amount" shall mean, for any Distribution Date, if a Group Principal Allocation Event has occurred, an amount calculated as follows: For each Series that is a member of the same Group as the Series established hereby (including the Series established hereby), seriatim, beginning with the Series with the largest Series Investor Interest for such Distribution Date (and if more than one Series has the same Series Investor Interest on such Distribution Date, beginning with whichever of such Series has the longest time remaining until its latest Class Expected Final Payment Date or, if none, the last scheduled day of its Accumulation Period (assuming that no Early Accumulation Event or Amortization Event occurs with respect to such Series)), an amount equal to (x) the Group Available Principal Amount less (y) the difference between the Series Required Principal Amount, if any, and the Principal Distribution Amount for such Series for such Distribution Date, if any, that was funded on such Distribution Date (including any portion of such amount that was funded by amounts withdrawn from the Group Principal Collections Reallocation Account pursuant to Section 9(b)(21), Section 9(b)(34), 9(b)(35) or a substantially similar provision). For purposes of calculating the Series Available Principal Amount for each other such Series, the Group Available Principal Amount shall be reduced by the amount calculated in clause (y) for the prior Series for which the Series Available Principal Amount was calculated.

     "Series Buffer Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Series Closing Date" shall mean the date designated as such in the Series Term Sheet.

     "Series Collections Account" shall have the meaning specified in Section 8.

     "Series Cut-Off Date" shall mean the date designated as such in the Series Term Sheet.

     "Series Distribution Account" shall have the meaning specified in Section
8.

     "Series Excess Servicing" shall mean, as of any Distribution Date, the sum of the amounts of Class Excess Servicing for each Class of the Series established hereby, as such amount is modified pursuant to Section 9.

     "Series Excess Spread" shall mean, for any Distribution Date, an amount equal to (a) the sum of Series Finance Charge Collections, Series Yield Collections, Series Additional Investor Funds and any Class Investment Income for any Class of the Series established hereby minus (b) the sum of (i) with respect to each Class, the product of (A) the Class Invested Amount for such Class for such Distribution Date and (B) a fraction, the numerator of which is the Certificate Rate for that Class, and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, (A) if each Interest Payment Date is also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Distribution Date (or in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the current Distribution Date or (B) if each Interest Payment Date is not also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Interest Calculation Date (or, in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve (or in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the current Distribution Date (if each Interest Payment Date is also a Distribution Date) or the Interest Calculation Date following the current Distribution Date (if each Interest Payment Date is not also a Distribution Date), assuming 30-day months), (ii) the Investor Servicing Fee, (iii) the product of the Series Percentage with respect to the Charged-Off Amount and the Charged-Off Amount, and (iv) the Credit Enhancement Fee, in each case for such Distribution Date.

     "Series Finance Charge Collections" shall mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of the amount of Class Finance Charge Collections for each Class for such day or for the related Due Period, as applicable.

     "Series Initial Investor Interest" shall mean the aggregate face amount of Investor Certificates initially authenticated and delivered pursuant to Section 7, as specified in the Series Term Sheet.

     "Series Interest Funding Account" shall have the meaning specified in
Section 8.

     "Series Invested Amount" with respect to any Distribution Date, shall mean the sum of the Class Invested Amounts for each Class of the Series established hereby on such Distribution Date.

     "Series Investor Interest" with respect to any Distribution Date, shall mean the sum of the Class Investor Interests for each Class of the Series established hereby on such Distribution Date.

     "Series Minimum Principal Receivables Balance" shall mean, with respect to the Series established hereby, on any date of determination the sum of (A) (i) if a Fixed Principal Allocation Event has not occurred, the Series Investor Interest on such date of determination, divided by 0.93, (ii) if a Fixed Principal Allocation Event has occurred but the Fully Funded Date has not occurred, the Series Investor Interest as of the date of the occurrence of the Fixed Principal Allocation Event, divided by 0.93 or (iii) on and after the Fully Funded Date, if any, zero, and (B) (x) the product of (i) the sum of (1) the amount on deposit in the Series Principal Funding Account on such date of determination and (2) for any date of determination during (x) the Early Accumulation Period, if any, the Estimated Principal Distribution Amount for the next Distribution Date and (y) for any date of determination during the Accumulation Period, the amount specified in the Master Servicer's notice of its election to commence the Accumulation Period as the Controlled Accumulation Amount for such Distribution Date, and (ii) a fraction the numerator of which is the Estimated Investment Shortfall and the denominator of which is the Estimated Yield, in each case on such date of determination, divided by (y) 0.93; provided, however, that Discover Bank on behalf of the Holder of the Seller Certificate may, upon 30 days' prior notice to the Trustee, the Rating Agencies and the Credit Enhancement Provider, reduce the Series Minimum Principal Receivables Balance by increasing the divisors set forth above, subject to the condition that Discover Bank on behalf of the Holder of the Seller Certificate shall have been notified by the Rating Agencies that such reduction would not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding, and provided, further, that the divisors set forth above may not be increased to more than 0.98.

     "Series Percentage" shall mean, with respect to any specified category, with respect to any Distribution Date or Trust Distribution Date, as applicable, the sum of the Class Percentages with respect to such category for each Class of the Series established hereby on such Distribution Date or Trust Distribution Date, as applicable.

     "Series Principal Collections" shall mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of the amount of Class Principal Collections for each Class for such day or for the related Due Period, as applicable.

     "Series Principal Collections Account" shall have the meaning specified in
Section 8.

     "Series Principal Funding Account" shall mean the Series Principal Funding Account established pursuant to Section 8. Amounts "on deposit in" the Series Principal Funding Account shall be deemed to be on deposit for the benefit of
(i) the Class A Certificateholders for the period up to and including the Class A Expected Final Payment Date or Class A Final Maturity Date, as applicable, and
(ii) if there is a Subordinate Class with respect to Class A, the

Class B Certificateholders for the period beginning immediately after the Class A Expected Final Payment Date or Class A Final Maturity Date, as applicable, and ending on the Class B Expected Final Payment Date or Class B Final Maturity Date, as applicable. Amounts "on deposit in" the Series Principal Funding Account shall be deemed to include amounts invested in Permitted Investments pursuant to Section 8 unless the context clearly requires otherwise.

     "Series Required Principal Amount" shall mean, for this Series, with respect to each Distribution Date of the Controlled Liquidation Period or the Accumulation Period, as applicable, the product of (x) (i) if the related Due Period does not occur in February, 1.25 or (ii) if the related Due Period occurs in February, 1.05, and (y) the Controlled Liquidation Amount or the Controlled Accumulation Amount, as applicable, for such Distribution Date, and with respect to each other Series that is a member of the same Group as the Series established hereby, the amount specified in the Series Supplement for such Series for such Distribution Date.

     "Series Term Sheet" shall mean the Series Term Sheet setting forth the terms of the Series of Investor Certificates issued hereby, to which this Annex is attached.

     "Series Termination Date" shall mean the date designated as such in the Series Term Sheet.

     "Series Yield Collections" shall mean, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Series Yield Factor and the amount of Series Principal Collections for such day or the related Due Period, as applicable.

     "Series Yield Factor" shall mean the number identified as such in the Series Term Sheet, as such number may be changed from time to time pursuant to
Section 25.

     "Shared Credit Enhancement" shall mean Credit Enhancement available for the benefit of both the Class A Investor Certificates and the Class B Investor Certificates.

     "Special Payment Date" shall mean each Distribution Date with respect to the Amortization Period and the Distribution Date related to each Class Expected Final Payment Date or Class Final Maturity Date, as applicable.

     "Stated Class A Credit Enhancement Amount" shall mean the "stated amount" with respect to the Class A Cash Collateral Credit Enhancement, as set forth in the Series Term Sheet.

     "Stated Class B Credit Enhancement Amount" shall mean the "stated amount" with respect to the Credit Enhancement that is available solely for the benefit of the Class B Investor Certificates, as set forth in the Series Term Sheet.

     "Stated Shared Credit Enhancement Amount," if applicable, shall mean the "stated amount" with respect to the shared portion of the Credit Enhancement, as set forth in the Series Term Sheet.

     "Statement Date" shall mean each date designated as such in the Series Term Sheet.

     "Subclass" with respect to any Class shall mean, if applicable, each portion of such Class that has a different Certificate Rate or method of calculating its Certificate Rate.

     "Subordinate Class" shall mean, with respect to any Class, the Class, if any, identified by the letter of the alphabet next succeeding the letter designating such Class (e.g., the Subordinate Class with respect to Class A is Class B).

     "Subordinate Series" shall mean any Series which is subordinated in right of payment, in whole or in part, pursuant to the Series Supplement with respect to such Series, to the Series established hereby.

     "Supplemental Credit Enhancement Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Supplemental Credit Enhancement Event" shall occur the first time the long-term debt or deposit rating of Discover Bank or any Additional Seller is withdrawn or reduced below BBB- by Standard & Poor's.

     "Supplemental Servicing Fee" shall mean, if applicable, with respect to any Distribution Date, an amount equal to the product of the Supplemental Servicing Fee Percentage and the Series Investor Interest on the first day of the Due Period related to such Distribution Date (or in the case of the first Distribution Date for the Series established hereby, the Series Investor Interest on the Series Cut-Off Date).

     "Supplemental Servicing Fee Percentage," if applicable, shall mean the percentage identified as such in the Series Term Sheet.

     "Supplemental Subordinated Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

     "Swap Counterparty Rate," if applicable, with respect to any Class Interest Rate Swap, shall have the meaning specified in the Series Term Sheet.

     "Swap Trust Rate," if applicable, with respect to any Class Interest Rate Swap, shall have the meaning specified in the Series Term Sheet.

     "Telerate Page 3750," if applicable, shall mean the display page so designated on the Bridge Telerate, Inc. (or such other rate as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "Total Available Credit Enhancement Amount" shall mean, with respect to the first Distribution Date, the Stated Class B Credit Enhancement Amount plus, if applicable, the Stated Shared Credit Enhancement Amount, and, on each Distribution Date thereafter, shall mean the Available Class B Credit Enhancement Amount plus, if applicable, the Available Shared Credit Enhancement Amount, in each case after all adjustments thereto on the immediately preceding Distribution Date, and, in each case, as adjusted pursuant to Section 9 on such Distribution Date.

     "Total Maximum Credit Enhancement Amount" shall have the meaning set forth in the Series Term Sheet.

     "United States" or "U.S." shall mean the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

     SECTION 2. Subordination

     (a) Subordination of Certain Classes. If there is a Subordinate Class with respect to Class A, the Holders of each Class B Investor Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of Class A Investor Certificates, to the extent and in the manner set forth in Section 9, all of such Investor Certificateholders' right, title and interest in and to future distributions due on such Holders' Investor Certificates, but only to the extent of the Available Subordinated Amount.

     (b) No Subordination of Series. The Investor Certificates of the Series established hereby shall not be subordinated in right of payment to any other Series, whether currently outstanding or to be issued in the future. One or more other Series, however, may be subordinated in right of payment to the Series established hereby, although the Sellers shall have no obligation to issue such a Subordinate Series. If any Subordinate Series is issued, such Subordinate Series shall be subordinate in right of payment to the Series established hereby only to the extent set forth in the Series Supplement with respect to such Subordinate Series.

     SECTION 3. Representations and Warranties of the Sellers. The representations and warranties of the Sellers contained in Section 2.04 of the Pooling and Servicing Agreement and the corresponding sections of any Assignment are true on and as of the date hereof and/or the date set forth in the Pooling and Servicing Agreement, as applicable. Each Seller also represents and warrants to the Trust as of the date hereof that:

     (a) The execution, delivery and performance of this Series Supplement by such Seller have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of such Seller, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of such Seller's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of such Seller, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

     (b) The Pooling and Servicing Agreement creates a valid and enforceable security interest (as defined in the applicable UCC) which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from Seller, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

     (c) The Receivables constitute "accounts" within the meaning of Article 9 of the applicable UCC.

     (d) Each Seller has caused or will have caused, within ten days of the date of this Series Supplement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest (as defined in the applicable UCC) in the Receivables conveyed to the Trustee under the Pooling and Servicing Agreement.

     (e) Other than the sale, transfer, assignment and conveyance of the Receivables to the Trust and the grant of a security interest therein pursuant to the Pooling and Servicing Agreement, the Seller has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables.

     (f) The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables, other than any financing statement (i) relating to the interest of the Trust in the Receivables under the Pooling and Servicing Agreement or (ii) that has been terminated.

     (g) The Seller is not aware of any judgment or tax lien filings against it.

     The representations and warranties set forth in this Section 3 shall survive the transfer and assignment to the Trust of the Receivables transferred to the Trust by the Sellers. None of (i) compliance with the representations and warranties set forth in this Section 3, (ii) compliance with the representations and warranties set forth in Sections 2.04(d) and (e) of the Pooling and Servicing Agreement or (iii) compliance with the provisions of Section 13.02 of the Pooling and Servicing Agreement can be waived by the Trustee without the prior written consent of Standard & Poor's.

     SECTION 4. Representations and Warranties of Discover Bank as Master Servicer and Servicer. The representations and warranties of Discover Bank as the Master Servicer and as a Servicer contained in Section 3.04 of the Pooling and Servicing Agreement are true on and as of the date hereof. Discover Bank as Master Servicer and Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by Discover Bank have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of Discover Bank, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of Discover Bank's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of Discover Bank, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

     SECTION 5. Representations and Warranties of Other Servicers. The representations and warranties of each Servicer (other than Discover Bank), if any, contained in Section 3.05 of the Pooling and Servicing Agreement are true and correct on and as of the date hereof. Each such Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by such Servicer have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of such Servicer, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of such Servicer's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of such Servicer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

     SECTION 6. Representations and Warranties of the Trustee. The representations and warranties of the Trustee contained in Section 11.16 of the Pooling and Servicing Agreement are true on and as of the date hereof. The Trustee also represents and warrants as of the date hereof that the Trustee has full power, authority and right to execute, deliver and perform this Series Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Series Supplement, and this Series Supplement has been duly executed and delivered by the Trustee.

     SECTION 7. Authentication of Certificates. Pursuant to the request of the Sellers, the Trustee shall cause Investor Certificates in authorized denominations evidencing the Series established hereby to be duly authenticated and delivered as of the Series Closing Date to or upon the order of the Sellers pursuant to Section 6.06 of the Pooling and Servicing Agreement.

     SECTION 8. Establishment and Administration of Investor Accounts and the Credit Enhancement Account.

     (a) The Series Distribution Account, Series Collections Account and Series Principal Collections Account. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, three non-interest bearing segregated demand deposit accounts (the "Series Distribution Account"; for Collections, the "Series Collections Account"; and for Series Principal Collections and certain other amounts deposited therein pursuant to Section 9, the "Series Principal Collections Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit in the Series Distribution Account, the Series Collections Account and the Series Principal

Collections Account; provided, however, that all interest and earnings (less investment expenses) on funds on deposit in any such account shall be paid to the Holder of the Seller Certificate in accordance with Section 4.02(c) of the Pooling and Servicing Agreement. Pursuant to authority granted to it pursuant to
Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Distribution Account.

     (b) Reallocation Accounts. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, two non-interest bearing segregated trust accounts for the Group of which the Series established hereby is a member (for reallocated Series Finance Charge Collections, Series Yield Collections, Class A Investment Income and Series Additional Funds, the "Group Finance Charge Collections Reallocation Account," and for reallocated Series Principal Collections and other amounts deposited into the Series Principal Collections Account pursuant to Section 9, the "Group Principal Collections Reallocation Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Group Finance Charge Collections Reallocation Account and the Group Principal Collections Reallocation Account and in all proceeds thereof. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Group Finance Charge Collections Reallocation Account and the Group Principal Collections Reallocation Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Group Finance Charge Collections Reallocation Account and in the Group Principal Collections Reallocation Account.

     (c) The Series Principal Funding Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (for principal to be paid to Investor Certificateholders of this Series, the "Series Principal Funding Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Principal Funding Account and in all proceeds thereof. The Series Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to withdraw funds from the Series Principal Funding Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Principal Funding Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Principal Funding Account.

     Funds on deposit in the Series Principal Funding Account shall be invested in Permitted Investments by the Trustee (or, at the direction of the Trustee, by the Master Servicer on behalf of the Trustee) at the direction of Discover Bank on behalf of the Holder of the Seller Certificate, as set forth below. Any Permitted Investment with a stated maturity shall mature on or prior to the following Distribution Date. On or before the occurrence of the first Distribution Date with respect to the Accumulation Period or Controlled Liquidation Period, as applicable (and on or before any subsequent Distribution Date in which the notice previously given is no longer correct or valid), the Master Servicer shall notify the Trustee of the amount of Certificate Principal to be deposited into the Series Principal Funding Account on such Distribution Date, and Discover Bank on behalf of the Holder of the Seller Certificate shall direct the Trustee in writing to invest the funds that will be on deposit in the Series Principal Funding Account on such Distribution Date (including any funds previously invested in Permitted Investments that will be available for reinvestment on such Distribution Date) in Permitted Investments. Discover Bank's notice to the Trustee shall specifically identify each such Permitted Investment (including its principal amount and maturity). In addition, Discover Bank on behalf of the Holder of the Seller Certificate shall from time to time provide written notice to the Trustee directing the Trustee to reinvest funds representing principal, interest or other investment income received by it with respect to such Permitted Investments (whether upon maturity or otherwise) in additional Permitted Investments. In the event that Discover Bank on behalf of the Holder of the Seller Certificate fails to direct the Trustee to invest or reinvest any funds that are deposited in the Series Principal Funding Account or that are received by it with respect to Permitted Investments by 2:00 p.m. on the date such funds are available for investment, the Trustee shall use reasonable efforts to invest such funds overnight in securities represented by instruments in bearer or registered form which evidence obligations issued or fully guaranteed, as to timely payment, by the United States of America or any instrumentality or agency thereof when such obligations are backed by the full faith and credit of the United States of America until such time as the Trustee receives the required notice from Discover Bank; provided, however, that the Trustee shall have no liability for the failure to invest such funds if the Trustee has employed reasonable efforts to make such investment.

     (d) The Series Interest Funding Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, in the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (for payment of Certificate Interest, the "Series Interest Funding Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Interest Funding Account and in all proceeds thereof. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Interest Funding Account for the purpose of carrying out the duties of the Master Servicer hereunder. Any funds on deposit in the

Series Interest Funding Account for more than one Business Day shall be invested in Permitted Investments pursuant to Section 4.02(c) of the Pooling and Servicing Agreement. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Interest Funding Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Interest Funding Account.

     (e) The Credit Enhancement Account. If the Credit Enhancement is Funded Credit Enhancement, the Master Servicer, for the benefit of the Certificateholders and the Credit Enhancement Provider, shall establish and maintain or cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (the "Credit Enhancement Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and the Credit Enhancement Provider. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Credit Enhancement Account and in all proceeds thereof. The Credit Enhancement Account shall be under the sole dominion and control of the Trustee as the administrator of the Credit Enhancement for the benefit of the Certificateholders and the Credit Enhancement Provider; provided, however, the Master Servicer may make Credit Enhancement Drawings pursuant to, and for the purposes set forth in, Section 9. The interest of the Credit Enhancement Provider in the Credit Enhancement Account shall be subordinated to the interests of the Certificateholders to the extent provided herein and in the Credit Enhancement Agreement. The Trustee, at the direction of the Master Servicer, shall (i) on the Series Closing Date, deposit into the Credit Enhancement Account an amount equal to the sum of the Stated Class A Credit Enhancement Amount, the Stated Shared Credit Enhancement Amount, and the Stated Class B Credit Enhancement Amount, as applicable (such amounts to be funded by the Credit Enhancement Provider pursuant to the Credit Enhancement Agreement) and (ii) make withdrawals from, and deposits to, the Credit Enhancement Account from time to time in the amounts and for the purposes set forth in this Series Supplement. The Credit Enhancement Provider shall not be entitled to reimbursement from the assets of the Trust for any withdrawals from the Credit Enhancement Account except as specifically provided in this Series Supplement. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Credit Enhancement Account.

     Funds on deposit in the Credit Enhancement Account shall be invested in Permitted Investments by the Trustee as administrator of the Credit Enhancement at the direction of the Master Servicer, as set forth below. Any Permitted Investment with a stated maturity shall mature on or prior to the following Distribution Date and any funds received with respect to the maturity of a Permitted Investment shall be available in sufficient time to allow for any payments to be made to the Investor Certificateholders on such Distribution Date. The Master Servicer's notice to the Trustee shall specifically identify each such Permitted Investment (including its principal amount and maturity). In addition, the Master Servicer shall from time to time provide written notice to the Trustee directing the Trustee to reinvest funds representing principal, interest or other investment income received by it with respect to such Permitted Investments (whether upon maturity or otherwise) in additional Permitted Investments. In the event that the Master Servicer fails to direct the Trustee to invest or reinvest any funds that are deposited in the

Credit Enhancement Account or that are received by it with respect to Permitted Investments by 2:00 p.m. on the date such funds are available for investment, the Trustee shall use reasonable efforts to invest such funds overnight in securities represented by instruments in bearer or registered form which evidence obligations issued or fully guaranteed, as to timely payment, by the United States of America or any instrumentality or agency thereof when such obligations are backed by the full faith and credit of the United States of America until such time as the Trustee receives the required notice from the Master Servicer; provided, however, that the Trustee shall have no liability for the failure to invest such funds if the Trustee has employed reasonable efforts to make such investment.

     On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Credit Enhancement Account shall be paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. For purposes of determining the availability of funds or the balances in the Credit Enhancement Account, all investment earnings on such funds shall be deemed not to be available or on deposit. If, on any Distribution Date, after giving effect to all other deposits to and withdrawals from the Credit Enhancement Account as of such Distribution Date, the amount on deposit in the Credit Enhancement Account is greater than the Total Maximum Credit Enhancement Amount, then the excess of the amount on deposit over the Total Maximum Credit Enhancement Amount shall be withdrawn from the Credit Enhancement Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement.

     Upon the earliest to occur of (i) the termination of the Trust, (ii) the Series Termination Date and (iii) the day on which the Class Invested Amount for each Class of the Series established hereby is paid in full, and after payment of all amounts to be paid on such day from the Credit Enhancement Account to or for the benefit of Investor Certificateholders of the Series established hereby, all amounts remaining on deposit in the Credit Enhancement Account shall be withdrawn from such account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement.

     (f) The Interest Rate Swap Account. The Trustee shall establish and maintain or cause to be established and maintained in the name of the Trust, in the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (for payment of Net Swap Payments, the "Interest Rate Swap Account"). The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Interest Rate Swap Account and in all proceeds thereof. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Interest Rate Swap Account for the purpose of carrying out the duties of the Master Servicer hereunder. Any funds on deposit in the Interest Rate Swap Account for more than one Business Day shall be invested in Permitted Investments pursuant to Section 4.02(c) of the Pooling and Servicing Agreement. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the

Interest Rate Swap Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Interest Rate Swap Account.

     (g) Transfer of Investor Accounts. If at any time any of the Investor Accounts established in Sections 8(a) through 8(f) is not being held by the Trustee and the institution holding such Investor Account ceases to be a Qualified Institution, the Master Servicer shall within 10 Business Days establish a new Investor Account (meeting any conditions specified in this Series Supplement with respect to such Investor Account) with a Qualified Institution and transfer any cash and/or any investments to such new Investor Account.

     SECTION 9. Allocations of Collections

     (a) Deposits to Series Collections Account. On or before each Distribution Date, the Master Servicer shall direct the Trustee in writing to withdraw from the Group Collections Account and deposit into the Series Collections Account an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections for the related Due Period. On or before each Distribution Date, the Class Additional Funds for each Class of the Series established hereby shall also have been deposited into the Series Collections Account pursuant to
Section 4.03(e) of the Pooling and Servicing Agreement.

     (b) Deposits During the Revolving Period, Early Accumulation Period, Accumulation Period, Controlled Liquidation Period or Amortization Period, as Applicable. The Master Servicer shall, on or before each Distribution Date during the Revolving Period, the Early Accumulation Period, the Accumulation Period, the Controlled Liquidation Period or any Amortization Period, as applicable, direct the Trustee in writing that funds be paid or deposited in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below; provided, however, that if the Credit Enhancement is not Funded Credit Enhancement, then no amounts (other than any Credit Enhancement Fees or any amounts paid to the Trustee as Administrator of the Credit Enhancement in respect of the Total Available Credit Enhancement Amount) that are measured or determined by reference to Class Excess Servicing for any Class, Series Excess Servicing or the amount on deposit at any time in the Group Finance Charge Collections Reallocation Account shall be paid or deposited if, on the related Drawing Date, the Credit Enhancement Provider is unable to pay its debts as they become due.

           (1) During the Accumulation Period or the Early Accumulation Period, if any, or on the first Distribution Date of the Amortization Period, if applicable, an amount equal to the amount of Class Investment Income for the related Due Period for any Class shall be withdrawn from the Series Principal Funding Account and deposited into the Series Collections Account.

           (2) With respect to Class A, an amount equal to the lesser of

               (x)  the Class A Required Amount and

               (y) the sum of (1) Class A Finance Charge Collections, (2) Class A Yield Collections, (3) Class A Investment Income, if applicable, and (4) Class A Additional Funds shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class A Required Amount exceeds the amount of such deposit shall be the "Class A Required Amount Shortfall."

           (3) With respect to Class A, an amount equal to the lesser of

               (x)  the Class A Required Amount Shortfall and

               (y) funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class A Required Amount Shortfall shall be reduced by the amount of such deposit.

           (4) With respect to Class A, an amount equal to the lesser of

               (x)  the Class A Cumulative Investor Charged-Off Amount and

               (y)  Class A Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount, Series Excess Servicing and the Available Subordinated Amount shall be reduced by the amount of such deposit.

           (5) An amount equal to the lesser of

               (x)  the Class A Cumulative Investor Charged-Off Amount and

               (y) funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

           (6) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

               (x)  the Class A Required Amount Shortfall,

               (y)  the Available Subordinated Amount, and

               (z)  Class B Available Collections

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Subordinated Payment shall be increased by, and the Class A Required Amount Shortfall, the Available Subordinated Amount and Class B Available Collections shall be decreased by, the amount of such deposit.

           (7) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

               (x)  the Class A Cumulative Investor Charged-Off Amount,

               (y)  the Available Subordinated Amount, and

               (z)  Class B Available Collections

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Subordinated Payment shall be increased by, and the Class A Cumulative Investor Charged-Off Amount, the Available Subordinated Amount and Class B Available Collections shall be reduced by, the amount of such deposit.

           (8) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

               (x)  the Class B Required Amount and

               (y)  the positive difference, if any, between

                    (1) the amount of Class B Available Finance Charge Collections, and

                    (2)  the Class B Subordinated Payment

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class B Required Amount exceeds the amount of such deposit shall be the "Class B Required Amount Shortfall."

           (9) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

               (x)  the Class B Required Amount Shortfall and

               (y) funds, if any, available to pay such Class B Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class B Required Amount Shortfall shall be reduced by the amount of such deposit.

          (10) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

               (x) the Class B Cumulative Investor Charged-Off Amount and

               (y) funds, if any, available to pay such Class B Cumulative
                   Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

          (11) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

               (x) the Class A Required Amount Shortfall,

               (y) the Available Subordinated Amount, and

               (z) Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Required Amount Shortfall, the Available Subordinated Amount and the amount of Series Excess Servicing shall be reduced by the amount of such deposit.

          (12) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

               (x) the Class A Cumulative Investor Charged-Off Amount,

               (y) the Available Subordinated Amount, and

               (z) Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount, the Available Subordinated Amount and the amount of Series Excess Servicing shall be reduced by the amount of such deposit. If the Class A Cumulative Investor Charged-Off Amount is greater than zero after such reduction, the Class A Cumulative Investor Charged-Off Amount shall be further reduced by an amount equal to the least of

               (x) the Class A Cumulative Investor Charged-Off Amount,

               (y) the Available Subordinated Amount, and

               (z) the Class B Investor Interest.

The Class A Cumulative Investor Charged-Off Amount, the Available Subordinated Amount and the Class B Investor Interest shall each be reduced by such least amount, and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount.

          (13) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

               (x) the Class B Required Amount Shortfall and

               (y) Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Required Amount Shortfall and the amount of Series Excess Servicing shall be reduced by the amount of such deposit.

          (14) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

               (x) the Class B Cumulative Investor Charged-Off Amount and

               (y) Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount and the amount of Series Excess Servicing shall be reduced by the amount of such deposit.

          (15) On each Distribution Date prior to the Fully Funded Date, if any, an amount equal to the lesser of

               (x) the amount by which the Total Available Credit Enhancement
                   Amount is less than the Total Maximum Credit Enhancement Amount and

               (y) Series Excess Servicing

shall be withdrawn from the Series Collections Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. If there is Shared Credit Enhancement or Class A Cash Collateral Credit Enhancement, such deposit shall increase the Available Shared Credit Enhancement Amount or Available Class A Credit Enhancement Amount, until the Available Shared Credit Enhancement Amount or Available Class A Credit Enhancement Amount, as applicable, equals the Maximum Shared Credit Enhancement Amount or the Maximum Class A Credit Enhancement Amount, as applicable. If there is a Subordinate Class with respect to Class A, any remaining portion of such deposit shall increase the Available Class B Credit Enhancement Amount until the Available Class B Credit Enhancement Amount equals the Maximum Class B Credit Enhancement Amount. The Total Available Credit Enhancement Amount shall be increased by, and the amount of Series Excess Servicing shall be decreased by, the amount of such deposit.

          (16) If there is Shared Credit Enhancement or Class A Cash Collateral Credit Enhancement, and if the Class A Required Amount Shortfall is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

               (x) the Class A Required Amount Shortfall and

               (y) the Available Shared Credit Enhancement Amount or the
                   Available Class A Credit Enhancement Amount, as applicable,

and such amount shall be deposited into the Series Distribution Account. The Class A Required Amount Shortfall and the Available Shared Credit Enhancement Amount or Available Class A Credit Enhancement Amount, as applicable, shall be reduced by the amount of such deposit.

          (17) If there is Shared Credit Enhancement or Class A Cash Collateral Credit Enhancement, and if the Class A Cumulative Investor Charged-Off Amount is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

               (x) the Class A Cumulative Investor Charged-Off Amount and

               (y) the Available Shared Credit Enhancement Amount or the
                   Available Class A Credit Enhancement Amount, as applicable,

and such amount shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount and the Available Shared Credit Enhancement Amount or Available Class A Credit Enhancement Amount, as applicable, shall be reduced by the amount of such deposit.

          (18) If there is Shared Credit Enhancement, and if there is a Subordinate Class with respect to Class A, and if the Class B Required Amount Shortfall is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

               (x) the Class B Required Amount Shortfall and

               (y) the Available Shared Credit Enhancement Amount

and such amount shall be deposited into the Series Distribution Account. The Class B Required Amount Shortfall and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

          (19) If there is Shared Credit Enhancement, and if there is a Subordinate Class with respect to Class A, and if the Class B Cumulative Investor Charged-Off Amount is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

               (x) the Class B Cumulative Investor Charged-Off Amount and

               (y) the Available Shared Credit Enhancement Amount

and such amount shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

          (20) If there is Subordinate Class with respect to Class A, and if the Class B Required Amount Shortfall is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

               (x) the Class B Required Amount Shortfall and

               (y) the Available Class B Credit Enhancement Amount

and such amount shall be deposited into the Series Distribution Account. The Class B Required Amount Shortfall and the Available Class B Credit Enhancement Amount shall be reduced by the amount of such deposit.

          (21) If there is a Subordinate Class with respect to Class A, and if the Class B Cumulative Investor Charged-Off Amount is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

               (x) the Class B Cumulative Investor Charged-Off Amount and

               (y) the Available Class B Credit Enhancement Amount

and such amount shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount and the Available Class B Credit Enhancement Amount shall be reduced by the amount of such deposit.

          (22) An amount equal to the lesser of

               (x) the Credit Enhancement Fee and

               (y) Series Excess Servicing

shall be withdrawn from the Series Collections Account and paid to the Trustee as the administrator of the Credit Enhancement for application in accordance with the provisions of the

Credit Enhancement Agreement. The amount of Series Excess Servicing shall be reduced by the amount of such payment.

          (23) An amount equal to the Monthly Swap Deposit, if any, up to the remaining amount of Series Excess Servicing, shall be withdrawn from the Series Collections Account and deposited into the Interest Rate Swap Account.

          (24) An amount equal to the amount of Series Excess Servicing shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

          (25) The allocations set forth in clauses (25)(A) and (25)(B) shall be made, first, with respect to Class A, and then, if there is a Subordinate Class with respect to Class A, the allocations set forth in clauses (25)(A) and
(25)(B) shall be made with respect to Class B, to the extent that funds are available pursuant to this clause (25):

          (A)  An amount equal to the lesser of

               (x) the Class Required Amount Shortfall and

               (y) the product of

                   (1) a fraction the numerator of which is the Class Required Amount Shortfall and the denominator of which is the sum of the Class Required Amount Shortfalls for all Classes designated by the same letter of the alphabet of all Series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)) and

                   (2) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class Required Amount Shortfall shall be reduced by the amount of such deposit. The Available Subordinated Amount shall be increased by the amount of any such deposit that reduces the Class B Required Amount Shortfall.

          (B)  An amount equal to the lesser of

               (x) the Class Cumulative Investor Charged-Off Amount and

               (y) the product of

                   (1) a fraction the numerator of which is the Class Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the Class Cumulative Investor Charged-Off Amounts for all Classes designated by the same letter of the alphabet of all Series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)) and

                   (2) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit. The Available Subordinated Amount shall be increased by the amount of any such deposit that reduces the Class B Cumulative Investor Charged-Off Amount.

          (C) After the allocations set forth in clauses (25)(A) and (25)(B) are made with respect to Class A and Class B, then, if there are one or more Subordinate Classes other than Class B, the allocations set forth in clauses
(25)(A) and (25)(B) shall be made with respect to each other such Class, in alphabetical order, to the extent that funds are available pursuant to this clause (25).

          (26) The allocations set forth in clauses (26)(A) and (26)(B) shall be made, to the extent that funds are available pursuant to this clause (26):

          (A) If there is Shared Credit Enhancement or Class A Cash Collateral Credit Enhancement, an amount equal to the lesser of

               (x) the amount by which the Available Shared Credit Enhancement
                   Amount or the Available Class A Credit Enhancement Amount, as applicable, is less than the Maximum Shared Credit Enhancement Amount or the Maximum Class A Credit Enhancement Amount, as applicable and

               (y) the product of

                   (1) a fraction, the numerator of which is the amount by which the Available Shared Credit Enhancement Amount or the Available Class A Credit Enhancement Amount, as applicable, is less than the Maximum Shared Credit

                         Enhancement Amount or the Maximum Class A Credit Enhancement Amount, as applicable, and the denominator of which is the sum of, for each Series in the Group of which the Series established hereby is a member, the amount by which the Available Shared Credit Enhancement Amount or the Available Class A Credit Enhancement Amount, as applicable, for such Series is less than the Maximum Shared Credit Enhancement Amount or the Maximum Class A Credit Enhancement Amount, as applicable, for such Series (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (26)) and

                   (2) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Such deposit shall increase the Available Shared Credit Enhancement Amount or the Available Class A Credit Enhancement Amount, as applicable.

          (B) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

               (x) the amount by which the Available Class B Credit Enhancement
                   Amount is less than the Maximum Class B Credit Enhancement Amount and

               (y) the product of

                   (1) a fraction, the numerator of which is the amount by which the Available Class B Credit Enhancement Amount is less than the Maximum Class B Credit Enhancement Amount and the denominator of which is the sum of, for each Series in the Group of which the Series established hereby is a member, the amount by which the Available Class B Credit Enhancement Amount for such Series is less than the Maximum Class B Credit Enhancement Amount for such Series (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (26)) and

                   (2) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Each of the Available Class B Credit Enhancement Amount and the Available Subordinated Amount shall be increased by the amount of such deposit.

          (27) After all allocations from the Group Finance Charge Collections Reallocation Account to be made pursuant to any other Series Supplement for any Series that is a member of the same Group of which the Series established hereby is a member have been made, an amount equal to the product of (x) a fraction the numerator of which shall be the Series Investor Interest and the denominator of which shall be the sum of the Series Investor Interests for each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) and (y) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account shall be withdrawn from such account and allocated pursuant to the provisions of the Series Supplements for each other Series that is a member of the same Group as the Series established hereby.

          (28) Any amounts remaining on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

          (29) The Net Swap Receipt, to the extent paid to the Trustee by the Interest Rate Swap Counterparty pursuant to the Class Interest Rate Swap, shall be deposited in the Series Collections Account.

          (30) Any amount remaining on deposit in the Series Collections Account will be withdrawn from the Series Collections Account and paid to the Holder of the Seller Certificate.

          (31) Unless the Distribution Date is a Distribution Date in the Revolving Period, the lesser of

               (x) the Principal Distribution Amount and

               (y) the amount on deposit in the Series Principal Collections
                   Account
shall be withdrawn from the Series Principal Collections Account and deposited into the Series Principal Funding Account. The amount by which the Principal Distribution Amount exceeds the amount of such deposit shall be the "Principal Distribution Amount Shortfall."

          (32) Unless the Distribution Date is a Distribution Date in the Revolving Period, the lesser of

               (x) the Principal Distribution Amount Shortfall and

               (y) funds, if any, available to pay such Principal Distribution
                   Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Funding Account. The Principal Distribution Amount Shortfall shall be reduced by the amount of such deposit.

          (33) Any amounts remaining on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and be deposited into the Group Principal Collections Reallocation Account.

          (34) During the Accumulation Period or the Controlled Liquidation Period, as applicable, the allocation set forth below shall be made with respect to each Class, beginning with Class A and continuing, seriatim, for each Class, to the extent that funds are available pursuant to this clause (34):

     An amount equal to the lesser of

          (x) the portion of the Principal Distribution Amount Shortfall that is allocable to such Class and

          (y)  the product of

               (1) a fraction the numerator of which is the portion of the
                   Principal Distribution Amount Shortfall that is allocable to such Class and the denominator of which is the sum of the portions of the Principal Distribution Amount Shortfalls allocable to all Classes designated by the same letter of the alphabet of all Series in the Group to which the Series established hereby belongs that are in their Accumulation Periods or Controlled Liquidation Periods, as applicable (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (34)) and

               (2) the amount on deposit in the Group Principal Collections
                   Reallocation Account before any withdrawals therefrom with respect to any other Series shall be withdrawn from the Group Principal Collections Reallocation Account and deposited into the Series Principal Funding Account. The Principal Distribution Amount Shortfall shall be reduced by the amount of such deposit.

          (35) After all allocations from the Group Principal Collections Reallocation Account to be made pursuant to any other Series Supplement for any Series that is a member of the same Group of which the Series established hereby is a member have been made, the amount remaining on deposit in the Group Principal Collections Reallocation Account shall be withdrawn from the Group Principal Collections Reallocation Account and deposited into the Collections Account.

          (36) After all other allocations have been provided for with respect to each Series then outstanding (whether or not such Series is a member of the same Group as the Series established hereby), the lesser of

          (x)  the amount of the Seller Interest and

          (y)  the amount on deposit in the Collections Account

shall be paid to the Holder of the Seller Certificate. If, after such payment, any amounts remain on deposit in the Collections Account, such amounts shall remain in the Collections Account for allocation as Principal Collections on the next Trust Distribution Date.

     SECTION 10.   Payments.

     (a)  Payments.

          (1) On each Distribution Date related to a Due Period in the Accumulation Period or the Early Accumulation Period, and on the first Distribution Date of the Amortization Period, the Master Servicer shall direct the Trustee in writing to withdraw the amount of Excess Income, if any, on deposit in the Series Principal Funding Account from the Series Principal Funding Account and pay such amount to the Holder of the Seller Certificate.

          (2) On each Distribution Date, after giving effect to payments made pursuant to Section 9 and the calculation of Investor Losses and adjustment of the Class Investor Interest and Class Invested Amount with respect to each Class pursuant to Section 13, the Master Servicer shall direct the Trustee in writing to withdraw and cause the Paying Agent to pay funds from the applicable Investor Account to or for the benefit of each Class of Investor Certificateholders, seriatim, with respect to each Class, beginning with Class A, until such payments have been made with respect to each Class, as set forth below:

          (A)  First, an amount equal to the lesser of

               (x) the Class Modified Required Amount and

               (y) the amount on deposit in the Series Distribution Account.

shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The amount by which the Class Modified Required Amount exceeds the amount so deposited into the Series Interest Funding Account shall be the "Class Monthly Deficiency Amount" with respect to such Distribution Date.

          (B)  Second, an amount equal to the lesser of

               (x) the sum of the Class Monthly Servicing Fee for such
                   Distribution Date and all accrued but unpaid Class Monthly Servicing Fees from prior months and

               (y) the amount deposited into the Series Distribution Account with respect to such Class on such Distribution Date pursuant to Section 9 less the amount deposited into the Series Interest Funding Account with respect to such Class pursuant to clause (A) above shall be withdrawn from the Series Distribution Account and paid to the Master Servicer.

          (3) On each Interest Payment Date, the Master Servicer shall direct the Trustee in writing to deposit into the Series Interest Funding Account any Class Interest Rate Cap Payment made by any Interest Rate Cap Provider for any Class or Subclass pursuant to the Class Interest Rate Cap for such Class or Subclass.

          (4) On each Interest Payment Date, after giving effect to the payments described above on such day, the Master Servicer shall direct the Trustee in writing to withdraw the amount deposited into the Series Interest Funding Account with respect to each Class or Subclass since the preceding Interest Payment Date. The Master Servicer shall cause the Paying Agent to pay such amount on each Interest Payment Date to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement.

          (5) On each Interest Payment Date (or, following the early termination of the Class Interest Rate Swap, on each Distribution Date), the Master Servicer shall direct the Trustee in writing to withdraw any Net Swap Payment from the Interest Rate Swap Account and pay such amount to the Interest Rate Swap Counterparty in accordance with the provisions of the Class Interest Rate Swap.

          (6) On each Distribution Date in any April or October, the Master Servicer shall direct the Trustee in writing to withdraw the positive difference, if any, between the amount on deposit in the Interest Rate Swap Account and the amount of the Net Swap Payment payable to the Interest Rate Swap Counterparty on the next Interest Payment Date from the Interest Rate Swap Account and pay such amount to the Holder of the Seller Certificate.

          (7) On each Principal Payment Date, after giving effect to the payments described above on such day, an amount equal to the lesser of

               (x) the Controlled Liquidation Amount and

               (y) the amount deposited into the Series Principal Funding
                   Account on any Distribution Date pursuant to Section 9

shall be withdrawn from the Series Principal Funding Account. The Master Servicer shall cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement. Except as set forth in the following sentence, all such amounts shall be paid to or with respect to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; and, thereafter, if there is a Subordinate Class with respect to Class A, such amounts shall be paid to or with respect to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date; provided, however, that on the Fully Funded Date, if any, the Class B Invested Amount shall be withdrawn from the Series Principal Funding Account and paid to the Class B Investor Certificateholders. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (5) in excess of the Class Invested Amount for such Class. Any amounts remaining on deposit in the Series Principal Funding Account after the Class Invested Amount for each Class has been reduced to zero shall be paid to the Holder of the Seller Certificate.

          (8) On each Special Payment Date during the Amortization Period, after giving effect to the payments described above on such day, an amount equal to the lesser of

               (x) the Principal Distribution Amount and

               (y) the amount deposited into the Series Principal Funding
                   Account on such Special Payment Date pursuant to Section 9 shall be withdrawn from the Series Principal Funding Account. The Master Servicer shall cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement. Except as set forth in the following sentence, all such amounts shall be paid to or with respect to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; and, thereafter, if there is a Subordinate Class with respect to Class A, such amounts shall be paid to or with respect to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (6) in excess of the Class Invested Amount for such Class. Any amounts remaining on deposit in the Series Principal Funding Account after the Class Invested Amount for each Class has been reduced to zero shall be paid to the Holder of the Seller Certificate.

          (9) On the first Distribution Date of the Amortization Period, if any, after giving effect to the payments and withdrawals and conversions described above on such day, an amount equal to the lesser of

               (x) the Series Invested Amount and

               (y) the amount on deposit in the Series Principal Funding Account shall be withdrawn from the Series Principal Funding Account. The Master Servicer shall cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement. Except as set forth in the following sentence, all such amounts shall be paid to or with respect to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; and, thereafter, if there is a Subordinate Class with respect to Class A, such amounts shall be paid to or with respect to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (7) in excess of the Class Invested Amount for such Class. Any amounts remaining on deposit in the Series Principal Funding Account after the Class Invested Amount for each Class has been reduced to zero shall be paid to the Holder of the Seller Certificate.

          (10) On the Class Expected Final Payment Date or the Class Final Maturity Date, if applicable (or, if such Class Expected Final Payment Date or Class Final Maturity Date is not also a Distribution Date, on the Distribution Date occurring in the same calendar month as the Class Expected Final Payment Date or the Class Final Maturity Date, if applicable), the Master Servicer shall direct the Trustee in writing to withdraw the amount on deposit in the Series Principal Funding Account with respect to each Class; provided that (i) such amount shall be no greater than the Class Invested Amount and (ii) funds, if any, remaining on deposit in the Series Principal Funding Account after the payment in full of the Class Invested Amount with respect to each Class shall be withdrawn and paid to the Holder of the Seller Certificate. The Master Servicer shall cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement.

     (b) Payments to the Sellers and/or the Master Servicer. Notwithstanding the other provisions in Section 9 and this Section 10, any amounts payable to Discover Bank on behalf of the Holder of the Seller Certificate or to the Master Servicer on any Distribution Date pursuant to Section 9 and this Section 10 may be paid prior to such Distribution Date pursuant to Section 4.03(d) of the Pooling and Servicing Agreement.

     SECTION 11.   Credit Enhancement

     (a) Initial Credit Enhancement. The Master Servicer hereby represents with respect to the Initial Credit Enhancement and shall be deemed to represent with respect to any successor Credit Enhancement that (i) the Master Servicer has provided for the Credit Enhancement for the account of the Trustee and for the benefit of the Investor Certificateholders, (ii) the Master Servicer has entered into a Credit Enhancement Agreement, (iii) the Credit Enhancement permits the Trustee or the Master Servicer, acting as the Trustee's attorney-in-fact or otherwise, to make Credit Enhancement Drawings from time to time in an amount up to the Total Available Credit

Enhancement Amount at such time, for the purposes set forth in this Agreement and (iv) the Credit Enhancement and the respective Credit Enhancement Agreement may be terminated by the Trustee without penalty if (x) the Master Servicer elects to obtain a successor Credit Enhancement and such successor Credit Enhancement does not cause the ratings of the Investor Certificates of the Series established hereby to be withdrawn or lowered by either of the Rating Agencies from the respective ratings of such Investor Certificates immediately prior to such election or (y) if the Credit Enhancement is not Funded Credit Enhancement, the Credit Enhancement Provider ceases to be a Qualified Credit Enhancement Provider.

     (b)  Successor Credit Enhancement.

          (i) If the Credit Enhancement is not Funded Credit Enhancement and if, at any time, the provider of such Credit Enhancement ceases to be a Qualified Credit Enhancement Provider, the Master Servicer shall obtain a successor Credit Enhancement within 30 days or such longer period as will not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding by the Rating Agencies (a) which, if such successor Credit Enhancement is not to be Funded Credit Enhancement, will be issued by a Qualified Credit Enhancement Provider and (b) with respect to which the representations set forth in Section 11(a) will be satisfied; provided, however, that the Master Servicer shall not be required to continue efforts to obtain a successor Credit Enhancement if the then existing Credit Enhancement Provider again becomes a Qualified Credit Enhancement Provider and remains such; and, provided, further, that unless otherwise agreed to by the Rating Agencies, the Credit Enhancement and Credit Enhancement Agreement will not be terminated and no successor Credit Enhancement Provider shall be selected if the successor Credit Enhancement, the successor Credit Enhancement Agreement, or the selection of such successor Credit Enhancement Provider would cause the ratings of the Investor Certificates of the Series established hereby to be withdrawn or lowered by either Rating Agency from the respective ratings of such Investor Certificates immediately prior to such selection. The Master Servicer, the Trustee and the Sellers shall promptly enter into any such successor Credit Enhancement Agreement, and the Master Servicer shall use its best efforts to secure the signature of any other required party to such agreement.

          (ii) Regardless of whether the Credit Enhancement is Funded Credit Enhancement, the Master Servicer may elect, at any time, to obtain a successor Credit Enhancement, provided that such successor Credit Enhancement does not cause the ratings of the Investor Certificates of the Series established hereby to be withdrawn or lowered by either of the Rating Agencies from the respective ratings of such Investor Certificates immediately prior to such election.

          (iii) In any case, subject to the foregoing, any successor Credit Enhancement obtained by the Master Servicer need not consist of the same type of Credit Enhancement as the Initial Credit Enhancement, but may consist of a different type of facility, including, but not limited to, a reserve account, a cash collateral account, an irrevocable standby letter of credit, a surety bond or a combination of any of the above. Upon issuance of, or other provision for, any such successor Credit Enhancement, the Trustee shall terminate the prior Credit Enhancement and Credit Enhancement Agreement.

     (c) Supplemental Credit Enhancement Event. Upon the occurrence of a Supplemental Credit Enhancement Event, Discover Bank as Servicer shall, within 60 days of notice from Standard & Poor's of the withdrawal or downgrade (or such longer period as may be agreed to by Standard & Poor's), arrange for the payment of the Supplemental Credit Enhancement Amount, if any, by a Person other than Discover Bank (or from Series Excess Servicing) to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Both the form and the provider of the Supplemental Credit Enhancement Amount, if any, shall be determined at the time it is to be paid; provided, that the Master Servicer shall have received confirmation from Standard & Poor's that the arrangements with respect to the Supplemental Credit Enhancement Amount, if any, will not result in the rating of the Investor Certificates of the Series established hereby being withdrawn or lowered. In addition to the foregoing, the Master Servicer shall notify Moody's of the occurrence of a Supplemental Credit Enhancement Event as soon as practicable after such occurrence, and shall notify Moody's in advance of its implementation of the form and provider of the Supplemental Credit Enhancement Amount, if any.

     SECTION 12. Alternative Credit Support Election.

     (a) The Sellers may elect to effect a change in the calculation of the Class Percentage with respect to Finance Charge Collections during the Early Accumulation Period or the Amortization Period, as set forth in the definition of "Class Percentage," and increase the Available Class B Credit Enhancement Amount, by making an Alternative Credit Support Election. An Alternative Credit Support Election may be made as follows:

          (i) at any time during the Revolving Period, Discover Bank on behalf of the Holder of the Seller Certificate shall deliver written notice of such Alternative Credit Support Election to the Rating Agencies, the Trustee and the Credit Enhancement Provider;

          (ii) prior to the last day of the Revolving Period, the Additional Credit Support Amount shall be paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement; provided, however, that following an Early Accumulation Event or an Amortization Event, the Additional Credit Support Amount may be paid to the Trustee as administrator of the Credit Enhancement at any time on or prior to the last day of the Due Period in which the Early Accumulation Event or the Amortization Event occurs;

          (iii) prior to the last day of the Revolving Period (or, following an Early Accumulation Event or an Amortization Event during the Revolving Period, on or prior to the last day of the Due Period in which the Early Accumulation Event or the Amortization Event occurs), the Rating Agencies shall have confirmed that the

     Alternative Credit Support Election shall not cause a reduction in or withdrawal of the rating of any Class of Investor Certificates of the Series established hereby; and

          (iv) prior to the last day of the Revolving Period (or, following an Early Accumulation Event or an Amortization Event during the Revolving Period, on or prior to the last day of the Due Period in which the Early Accumulation Event or the Amortization Event occurs), Discover Bank on behalf of the Holder of the Seller Certificate shall have delivered to the Rating Agencies written confirmation that the conclusions reached in the legal opinions delivered on the Initial Closing Date regarding the absolute transfer of the Receivables and the security interest of the Trust in the Receivables are not affected by the Alternative Credit Support Election.

     (b) If each of the actions set forth in Section 12(a) above has been taken or satisfied as required, the Alternative Credit Support Election shall become effective on the last day of the Due Period in which the Additional Credit Support Amount has been paid to the Trustee as administrator of the Credit Enhancement (an "Effective Alternative Credit Support Election").

     (c) At any time until the Alternative Credit Support Election becomes effective, such Alternative Credit Support Election may be cancelled upon notice to the Rating Agencies, the Trustee and the Credit Enhancement Provider. Thereafter, the Additional Credit Support Amount, if any, shall be returned by the Trustee as administrator of the Credit Enhancement in accordance with the Credit Enhancement Agreement.

     SECTION 13. Calculation of Investor Losses.

     (a) For each Distribution Date, the Master Servicer shall calculate the Class Investor Charged-Off Amount and the Class Cumulative Investor Charged-Off Amount with respect to each Class, in each case as of the end of the related Due Period.

     (b) If on any Distribution Date, the Class Investor Charged-Off Amount with respect to any Class exceeds the Class Charge-Off Reimbursement Amount with respect to such Class, the Class Investor Interest and the Class Invested Amount for such Class shall each be reduced by the amount of such excess (an "Investor Charge-Off Loss" with respect to such Class).

     (c) On each Distribution Date the Class Investor Interest and the Class Invested Amount for each Class shall be increased by, and the amount of aggregate unreimbursed Investor Losses for each such Class shall be decreased by, the positive difference, if any, between the Class Charge-Off Reimbursement Amount on such Distribution Date and the Class Investor Charged-Off Amount for such Distribution Date; provided, however, that neither the Class Invested Amount nor the Class Investor Interest shall exceed the Class Initial Investor Interest for such Class minus the sum of (x) the aggregate amount of payments of Certificate Principal paid to the Investor Certificateholders of such Class prior to such Distribution Date, (y) in the case of the Class Investor Interest, the amount on deposit in the Series Principal Funding Account for the benefit of such Class in respect of Certificate Principal and (z) the aggregate amount of losses, if any, on investments of principal of funds on deposit in the Series Principal Funding Account for the benefit of such Class; and provided, further, that the amount of Investor Losses with respect to any Class shall not be reduced to an amount less than zero.

     SECTION 14. Servicing Compensation. As compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement and reimbursement of its expenses as set forth in Section 3.03 of the Pooling and Servicing Agreement, the Master Servicer shall be entitled to receive a monthly servicing fee with respect to the Series established hereby in respect of any Due Period (or portion thereof) prior to the earlier of the date on which the Series Investor Interest is reduced to zero and the Series Termination Date. Such monthly servicing fees shall be composed of the Class Monthly Servicing Fees and the Supplemental Servicing Fees, if any. The Class Monthly Servicing Fees shall be paid to the Master Servicer on behalf of each Class on each Distribution Date pursuant to Section 10. The Supplemental Servicing Fee, if any, shall be paid to the Master Servicer on or before each Distribution Date from the Series Additional Funds for such Distribution Date. In no event shall the Trustee or the Investor Certificateholders be liable for the Supplemental Servicing Fee.

     SECTION 15. Class Interest Rate Caps.

     (a) In the event that the Master Servicer has obtained a Class Interest Rate Cap in favor of the Trustee for the benefit of a Class or Subclass that does not have a fixed or maximum Certificate Rate, the Master Servicer hereby represents that such Class Interest Rate Cap provides that (i) the Trust shall not be required to make any payments thereunder and (ii) the Trust shall be entitled to receive payments (determined in accordance with the Class Interest Rate Cap) from the Interest Rate Cap Provider on an Interest Payment Date if LIBOR or the Commercial Paper Rate, as applicable, for the related Calculation Period exceeds the Class Cap Rate for the applicable Class or Subclass. Any Class Interest Rate Cap Payment shall be deposited into the Series Interest Funding Account.

     (b) In the event that the commercial paper or certificate of deposit rating of the Interest Rate Cap Provider is withdrawn or reduced below the ratings specified in the Series Term Sheet (or, in either case, such lower rating as the applicable Rating Agency shall allow), then within 30 days after receiving notice of such decline in the creditworthiness of the Interest Rate Cap Provider as determined by either Rating Agency, either (x) the Interest Rate Cap Provider, with the prior confirmation of the Rating Agencies that such arrangement will not result in the reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby, will enter into an arrangement the purpose of which shall be to assure performance by the Interest Rate Cap Provider of its obligations under the Class Interest Rate Caps; or (y) the Master Servicer shall at its option either (i) with the prior confirmation of the Rating Agencies that such action will not result in a reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby, cause the Interest Rate Cap Provider to pledge securities in the manner provided by applicable law, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Interest Rate Cap Provider's performance of its obligations under the Class Interest Rate Caps, or
(ii) provided that Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements meeting the requirements of Section 15(c) have been obtained, direct the Trustee (A) to provide written notice to the Interest Rate Cap Provider of its intention to terminate the Class Interest Rate Caps within such 30-day period and (B) to terminate the Class Interest Rate Caps within such 30-day period, to request the payment to it of all amounts due to the Trust under the Class Interest Rate Caps through the termination date and to deposit any such amounts so received, on the day of receipt, to the Series Interest Funding Account, or (iii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 15(b)) satisfactory to the Rating Agencies such that the Rating Agencies will not reduce or withdraw the rating of any Investor Certificates of the Series established hereby (a "Qualified Substitute Cap Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agencies then the provisions of this Section 15(b) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Master Servicer receives notice of such cessation.

     (c) Unless an alternative arrangement pursuant to clause (x) or (y)(i) of
Section 15(b) is being established, the Master Servicer shall use its best efforts to obtain Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements meeting the requirements of this Section 15(c) during the 30-day period referred to in Section 15(b). The Trustee shall not terminate the Class Interest Rate Caps unless, prior to the expiration of the 30-day period referred to in Section 15(b), the Master Servicer delivers to the Trustee (i) Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements,
(ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of each such Replacement Class Interest Rate Cap or Qualified Substitute Cap Arrangement, as the case may be, and (iii) confirmation from each Rating Agency that the termination of the Class Interest Rate Caps and their replacement with such Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements will not adversely affect its rating of the Investor Certificates of the Series established hereby.

     (d) Master Servicer shall notify the Trustee, the Rating Agencies and the Credit Enhancement Provider within five Business Days after obtaining knowledge that the commercial paper or certificate of deposit rating of the Interest Rate Cap Provider has been withdrawn or reduced by either Rating Agency.

     (e) Notwithstanding the foregoing, the Master Servicer may at any time obtain Replacement Class Interest Rate Caps, provided that the Master Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Class Interest Rate Caps and (ii) confirmation from the Rating Agencies that the termination of the then current Class Interest Rate Caps and their replacement with such Replacement Class Interest Rate Caps will not adversely affect the rating of the Investor Certificates of the Series established hereby.

     (f) The Trustee hereby appoints the Master Servicer to perform the duties of the calculation agent under the Class Interest Rate Caps and the Master Servicer accepts such appointment.

     SECTION 16. Class Interest Rate Swaps. In the event that the Investor Certificates of any Class are subject to a Class Interest Rate Swap, the Trust will enter into a Class Interest Rate Swap in a form approved by the Master Servicer. Pursuant to the terms of the Class Interest Rate Swap, the Interest Rate Swap Counterparty shall pay to the Trust the Net Swap Receipt or the Trust shall pay to the Interest Rate Swap Counterparty the Net Swap Payment, as applicable. If the Trust does not receive payment from the Interest Rate Swap Counterparty on each Interest Payment Date (if due), the Trustee, on behalf of the Trust, shall attempt to determine from the Interest Rate Swap Counterparty the reasons therefore and whether such payment is to be made by the Interest Rate Swap Counterparty on such Interest Payment Date. If the Class Interest Rate Swap has not been terminated and the Trust has not received any payment due from the Interest Rate Swap Counterparty on the related Interest Payment Date, the Trustee shall notify the Master Servicer of such fact prior to 1:00 p.m. Chicago time on such Interest Payment Date.

     SECTION 17. Investor Certificateholders' Monthly Statement. On each Statement Date, a statement substantially in the form of Exhibit B prepared by the Trustee (based on information provided by the Master Servicer) setting forth the information listed thereon shall be available from the Trustee, each Paying Agent and, if applicable, the Listing Agent.

     SECTION 18. Master Servicer's Monthly Certificate. On or before the second Business Day preceding each Statement Date, the Master Servicer shall forward to Discover Bank on behalf of the Holder of the Seller Certificate, the Trustee and each Paying Agent a certificate of a Servicing Officer substantially in the form of Exhibit C setting forth the information listed thereon.

     SECTION 19. Notices. Any notices to holders of Investor Certificates issued in bearer form shall be given as described in the Series Term Sheet.

     SECTION 20. Additional Amortization Events. If any one of the following events shall occur:

     (a) after giving effect to payments and distributions on the Class Expected Final Payment Date or the Class Final Maturity Date, as applicable, with respect to any Class, the Class Invested Amount for such Class is not reduced to zero;

     (b) if applicable, following either (i) the withdrawal or reduction of the commercial paper or certificate of deposit rating of any Interest Rate Cap Provider to below the ratings specified in the Series Term Sheet (or, in either case, such lower rating as the applicable Rating Agency has allowed) or (ii) notice from either Rating Agency that any Qualified Substitute Cap Arrangement or any other arrangement established pursuant to Section 15 is no longer satisfactory to such Rating Agency, the Master Servicer shall fail, within the applicable time period specified in Section 15, to (x) obtain Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements or (y) cause the Interest Rate Cap Provider to pledge securities as collateral securing the obligations of the Interest Rate Cap Provider or establish any other arrangement as provided in Section 15, in each case in a manner satisfactory to the Trustee and the Rating Agencies (such that neither Rating Agency will reduce or withdraw the ratings of the Investor Certificates of the Series established hereby); or

     (c) if the amount of Principal Receivables in the Trust at the end of any Due Period for three consecutive Due Periods of the Early Accumulation Period shall be less than the Minimum Principal Receivables Balance and Discover Bank shall have failed to assign Receivables in Additional Accounts or Participation Interests to the Trust in at least the amount of the deficiency by the tenth day of the calendar month of the following Due Period;

an Amortization Event shall occur with respect to the Investor Certificates of the Series established hereby, immediately upon the occurrence of such event. If an Amortization Event described in this Section 20 shall occur, this Section 20 constitutes written notice by the Trustee and not less than 51% of the Class Invested Amount of each Class of the Series established hereby to the Master Servicer and the Sellers that such Amortization Event has occurred. No additional notice of any kind, which is hereby waived by the Sellers and the Master Servicer, shall be required as a condition of the occurrence of any Amortization Event described in this Section 20. In addition, the events set forth in Section 21 shall constitute either Early Accumulation Events or additional Amortization Events with respect to the Series established hereby .

     SECTION 21. Early Accumulation Events; Additional Amortization Events. If the Series established hereby is eligible to have an Early Accumulation Period, each of the events described in clause (a), (b), (g), (i) or (j) of Section 9.01 of the Pooling and Servicing Agreement shall not be Amortization Events but shall instead be Early Accumulation Events. In addition, for purposes of this Series Supplement, each of the following events shall be (i) Early Accumulation Events, if the Series established hereby is eligible to have an Early Accumulation Period, or (ii) Amortization Events, if the Series established hereby is not eligible to have an Early Accumulation Period:

     (a) on any Distribution Date, the three month rolling average Series Excess Spread is less than the Series Buffer Amount and the three month rolling average Group Excess Spread is less than the Group Buffer Amount;

     (b) if a Supplemental Credit Enhancement Event shall have occurred and Discover Bank as Servicer shall have failed to arrange for the Supplemental Credit Enhancement in accordance with the requirements of Section 11(c) hereof (including, without limitation, receipt of the confirmation from Standard & Poor's required thereby).

If any event described in clause (a), (b), (g), (i) or (j) of Section 9.01 of the Pooling and Servicing Agreement occurs, an Early Accumulation Event shall occur with respect to the Investor Certificates of such Class only if the event has a material adverse effect on the Investor Certificateholders of such Class and if, after the applicable grace period described in those clauses, either the Trustee declares or the Investor Certificateholders of such Class evidencing Fractional Undivided Interests aggregating not less than 51% of the Class Invested Amount for either Class declare by written notice to Discover Bank and the Master Servicer (and to the

Trustee if given by the Investor Certificateholders) that an Early Accumulation Event has occurred as of the date of the notice. In the case of any event described in clause (a) or (b) of this Section 21, an Early Accumulation Event shall occur with respect to the Investor Certificates of such Class immediately upon the occurrence of the event without any notice or other action on the part of the Trustee or the Investor Certificateholders of such Class. On the date on which an Early Accumulation Event is deemed to have occurred the Early Accumulation Period will commence.

     SECTION 22. Purchase of Investor Certificates and Series Termination.

     (a) If as of any Distribution Date during the Amortization Period (after giving effect to any payments calculated pursuant to Section 9 made on such Distribution Date) the Series Investor Interest of the Series established hereby is less than or equal to 5% of the Series Initial Investor Interest, Discover Bank on behalf of the Holder of the Seller Certificate may purchase and cancel the Investor Certificates of the Series established hereby by depositing into the Series Distribution Account, on the immediately succeeding Distribution Date, an amount equal to the Series Investor Interest as of the last day of the Due Period related to such immediately succeeding Distribution Date. The Master Servicer shall direct the Trustee in writing to withdraw the amount allocable to such Class from the Series Distribution Account and pay such amount to the Investor Certificateholders of such Class pursuant to Section 12.02 of the Pooling and Servicing Agreement. All Investor Certificates of the Series established hereby that are purchased by Discover Bank on behalf of the Holder of the Seller Certificate pursuant to this Section 22(a) shall be delivered by Discover Bank on behalf of the Holder of the Seller Certificate upon such purchase to, and be cancelled by, the Transfer Agent and be disposed of in a manner satisfactory to the Trustee and Discover Bank on behalf of the Holder of the Seller Certificate.

     (b) If as of any Distribution Date during the Accumulation Period, the Early Accumulation Period or the Controlled Liquidation Period, as applicable (after giving effect to any payments calculated pursuant to Section 9 made on such Distribution Date), the Series Investor Interest of the Series established hereby is less than or equal to 5% of the Series Initial Investor Interest (before giving effect to any reduction in the Series Initial Investor Interest pursuant to Section 6.14 of the Pooling and Servicing Agreement), Discover Bank on behalf of the Holder of the Seller Certificate may, but shall not be obligated to, purchase the Investor Certificates of the Series established hereby by depositing into the Series Principal Funding Account, on such Distribution Date, an amount equal to such Series Investor Interest. After giving effect to such deposit, such Series Investor Interest shall be reduced to zero, and the Seller Interest shall be increased by the amount of such deposit.

     (c) Following the sale of Receivables pursuant to Section 12.02 of the Pooling and Servicing Agreement, the Master Servicer shall direct the Trustee in writing to withdraw the amount allocable to each Class from the Series Distribution Account and pay such amount to the Investor Certificateholders of such Class pursuant to Section 12.02 of the Pooling and Servicing Agreement.

     SECTION 23. Variable Accumulation Period. If the Series Term Sheet for the Series established hereby so provides, the Master Servicer may elect, by written notice to the Trustee, Discover Bank on behalf of the Holder of the Seller Certificate and the Credit Enhancement Provider, to delay the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to the conditions set forth in this Section 23; provided, however, that the Accumulation Period shall commence no later than the first day of the Due Period related to the Class A Expected Final Payment Date. Any such election by the Master Servicer shall be made no later than the first day of the last scheduled Due Period of the Revolving Period (including any prior extension of the Revolving Period pursuant to this Section 23).

     The Master Servicer may make such election only if the following conditions are satisfied: (i) the Master Servicer shall have delivered to the Trustee a certificate to the effect that the Master Servicer reasonably believes that the delay in the commencement of the Accumulation Period would not result in the Class Invested Amount with respect to any Class of the Series established hereby not being paid in full on the relevant Class Expected Final Payment Date; (ii) the Rating Agencies shall have advised the Master Servicer and Discover Bank on behalf of the Holder of the Seller Certificate that such election to delay the commencement of the Accumulation Period would not cause the rating of any Class of any Series then outstanding to be lowered or withdrawn; and (iii) the amount to be deposited in the Series Principal Funding Account in respect of the Accumulation Amount shall have been adjusted.

     SECTION 24. Optional Accumulation Period Commencement. If the Series Term Sheet for the Series established hereby so provides, unless the Amortization Period or the Early Accumulation Period shall have commenced prior thereto, the Master Servicer may elect to commence the Accumulation Period by delivering written notice to the Trustee, Discover Bank, on behalf of the Holder of the Seller Certificate and the Credit Enhancement Provider at least 5 Business Days prior to the Accumulation Commencement Date subject to the conditions set forth in this Section 24; provided, however, that the Accumulation Period shall commence no later than the first day of the following Due Period. Such written notice shall set forth the Accumulation Amount for each Distribution Date relating to the Accumulation Period.

     SECTION 25. Series Yield Factor. The Series Yield Factor for the Series established hereby shall initially be the Series Yield Factor set forth in the Series Term Sheet. The Master Servicer may change the Series Yield Factor upon 20 days prior written notice to the Trustee, Discover Bank on behalf of the Holder of the Seller Certificate, the Credit Enhancement Provider and the Rating Agencies, provided that the following conditions are satisfied: (i) the Series Yield Factor may not be reduced below the initial Series Yield Factor or increased to more than a total of 0.05; (ii) the Master Servicer shall have delivered to the Trustee a certificate to the effect that the Master Servicer reasonably believes that the change in the Series Yield Factor would not (x) result in any delay in the payment of principal to the Investor Certificateholders of any Series then outstanding, or (y) cause an Amortization Event or an Early Accumulation Event to occur with respect to any Series then outstanding; and (iii) Standard & Poor's shall have advised the Master Servicer and Discover Bank on behalf of the Holder of the Seller Certificate that such change in the Series Yield Factor would not cause the rating of any Class of any Series then outstanding to be lowered or withdrawn. Any such change shall be effective as of the first day of the Due Period specified in the notice of the Master Servicer.

     SECTION 26. Ratification of Pooling and Servicing Agreement. As supplemented and amended by this Series Supplement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

     SECTION 27. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 28. Governing Law. This Series Supplement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 29. Intention of Parties. The parties intend the sale, transfer, assignment or conveyance of Receivables in connection herewith to be a sale of financial assets in connection with a securitization, an absolute transfer for all purposes (other than for federal, state and local income and franchise tax purposes) and to be treated as a sale for accounting purposes.

     SECTION 30. Amendment for Sale Accounting Purposes. If any Seller determines that (i) an amendment to this Agreement or the Pooling and Servicing Agreement is necessary or desirable for such Seller to maintain or establish sale accounting treatment under then-applicable financial accounting standards, and (ii) such Seller cannot enter into such amendment pursuant to Section 13.01 of the Pooling and Servicing Agreement without obtaining the consent of a specified percentage of Investor Certificateholders, then the Master Servicer, the Sellers, the Trustee and the Servicers may nonetheless enter into such amendment without obtaining the consent of any Certificateholder of any Investor Certificates of this Series so long as the Trustee shall have been advised by the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to any Class of any Series then outstanding.

     Any such amendment may include, without limitation, any changes necessary to convert the Trust from a "one-tier" securitization structure to a "two-tier" securitization structure. Notwithstanding the foregoing, any Investor Certificateholder that acquires an Investor Certificate of this Series will be deemed to have consented to any such amendment for all purposes, including for purposes of calculating whether the requisite consent percentage, if any, under
Section 13.01 of the Pooling and Servicing Agreement has been received for any amendment that requires such consent because of the lack of provisions comparable to this Section 30 in the Series Supplements for other Series then outstanding (except that Investor Certificates beneficially owned by any Seller or any affiliate or agent of any Seller will not be included in any such calculation).

                                   EXHIBIT A-1



                           FORM OF CLASS A CERTIFICATE

                 [FORM OF THE FACE OF THE CLASS A CERTIFICATES]

     UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO.                                                               $

                                                        CUSIP NO. ______________


                   DISCOVER CARD MASTER TRUST I, SERIES 2001-6
               5.75% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATE

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER


(NOT AN INTEREST IN OR OBLIGATION OF DISCOVER BANK AND NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.)

     This certifies that Cede & Co. (the "Class A Certificateholder") is the registered owner of a Fractional Undivided Interest in the Discover Card Master Trust I (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open end credit card accounts for specified Persons (the "Accounts") originated by Discover Bank (formerly Greenwood Trust Company), a Delaware banking corporation ("Discover Bank"), or an affiliate of Discover Bank, and transferred to the Trust by Discover Bank or one or more Additional Sellers, all monies due or to become due with respect thereto, all proceeds (as defined in Section 9-102(64) of the Uniform Commercial Code as in effect in the Applicable State or any successor provision thereto) of such Receivables pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1993, by and between U.S. Bank National Association (formerly First Bank National Association, successor



                                     A-1-1
trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Trustee") and Discover Bank as Master Servicer, Servicer and Seller, as amended (the "Pooling and Servicing Agreement"), a summary of certain of the pertinent provisions of which is set forth herein below, and benefits under any Credit Enhancement with respect to any Series of investor certificates issued from time to time pursuant to the Pooling and Servicing Agreement, to the extent applicable. Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

     This Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of July 24, 2001 (the "Series Supplement"), by and between the Trustee and Discover Bank or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.











                                     A-1-2

     IN WITNESS WHEREOF, Discover Bank has caused this Class A Certificate to be duly executed and authenticated.

                                            DISCOVER BANK



                                            By:
                                                -------------------------------

















                                     A-1-3

                [FORM OF THE REVERSE OF THE CLASS A CERTIFICATES]

     It is the intent of the Sellers and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness of the Sellers. The Sellers and the Class A Certificateholder, by the acceptance of this Class A Certificate, agree to treat this Class A Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Sellers secured by the Receivables and other assets held in the Trust.

     To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

     This Class A Certificate is one of a series of Certificates entitled "Discover Card Master Trust I, Series 2001-6 5.75% Class A Credit Card Pass-Through Certificates" (the "Class A Certificates"), each of which represents a Fractional Undivided Interest in the Trust including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Discover Card Master Trust I, Series 2001-6 or paid to the Class A Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Discover Card Master Trust I, Series 2001-6 Floating Rate Class B Credit Card Pass-Through Certificates" (the "Class B Certificates"). The Class A Certificates and the Class B Certificates are collectively referred to herein as the Investor Certificates.

     The aggregate interest represented by the Class A Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class A Certificates and any interest thereon. The Class Initial Investor Interest of the Class A Certificates is $500,000,000. The Class A Invested Amount on any Distribution Date will be an amount equal to the Class A Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders prior to such Distribution Date, (b) the aggregate amount of Investor Losses for such Class not reimbursed prior to such Distribution Date and (c) the aggregate amount of losses of principal on investments in funds on deposit for the benefit of such Class in the Series Principal Funding Account. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other Series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of investor certificates, which will represent Fractional Undivided Interests in the Trust.


                                     A-1-4

     During the Revolving Period, which begins on the Series Cut-Off Date, and during the Accumulation Period, Certificate Interest will be distributed on the 15th day of each June and December with respect to interest accrued during the preceding Interest Accrual Period, commencing in December 2001, or if such 15th day is not a Business Day, on the next succeeding Business Day (an "Interest Payment Date"), to the Class A Certificateholders of record as of the last day of the month preceding the related Interest Payment Date. Principal on the Class A Certificates is scheduled to be paid in a single payment on the Distribution Date in June 2006 (the "Class A Expected Final Payment Date"), but may be paid sooner or later and in installments if an Amortization Event occurs. During the Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Master Servicer will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the Amortization Period. In any event, the final payment of principal of either class will be made no later than the first Business Day following the Distribution Date in December 2008 (the "Series Termination Date").

     The amount to be distributed on each Principal Payment Date to the holder of this Class A Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class A Initial Investor Interest evidenced by this Class A Certificate and the denominator of which is the Class A Initial Investor Interest and (b) the aggregate of all payments to be made to the Class A Certificateholders on such Distribution Date. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class A Certificate) without the presentation or surrender of this Class A Certificate or the making of any notation thereon, except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee registrant for The Depository Trust Company, distributions will be made in the form of immediately available funds.

     This Class A Certificate does not represent an obligation of, or an interest in, the Master Servicer. This Class A Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

     The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Master Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Master Servicer, the Sellers and the Trustee in certain cases (some of which require confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates); provided, however, that no such amendment shall (a) have a material adverse effect on any Class of Investor Certificateholders by reducing in any manner the amount of, or delaying the timing of, distributions which are required to be made on any


                                     A-1-5

Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record; and provided, further, that the permitted activities of the Trust may be significantly changed only with the consent of the Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Aggregate Invested Amount. Any such amendment and any such consent by the Class A Certificateholder, including the deemed consent described in the following sentence, shall be conclusive and binding on such Class A Certificateholder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class A Certificate. The Class A Certificateholder, by acceptance of this Class A Certificate, will be deemed to have consented for all purposes to any amendment that any Seller determines is necessary or desirable for such Seller to maintain or establish sale accounting treatment under then-applicable financial accounting standards.

     The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Master Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Master Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

     Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.


                                     A-1-6

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Class A Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.


                                U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                By:____________________________________
                                                  Authorized Officer

                                   EXHIBIT A-2

                           FORM OF CLASS B CERTIFICATE

                 [FORM OF THE FACE OF THE CLASS B CERTIFICATES]

     UNLESS THIS CLASS B CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO.
                                                                 $

                                                     CUSIP NO. ________________

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND TO THE RIGHTS OF THE MASTER SERVICER AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

                   DISCOVER CARD MASTER TRUST I, SERIES 2001-6
           FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATE

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

(NOT AN INTEREST IN OR OBLIGATION OF DISCOVER BANK AND NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.)

     THIS INVESTOR CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN (AS DEFINED BELOW).

     This certifies that Cede & Co. (the "Class B Certificateholder") is the registered owner of a Fractional Undivided Interest in the Discover Card Master Trust I (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open end credit card accounts for specified Persons (the "Accounts") originated by Discover Bank (formerly Greenwood Trust Company), a

Delaware banking corporation ("Discover Bank"), or an affiliate of Discover Bank, and transferred to the Trust by Discover Bank or one or more Additional Sellers, all monies due or to become due with respect thereto, all proceeds (as defined in Section 9-102(64) of the Uniform Commercial Code as in effect in the Applicable State or any successor provision thereto) of such Receivables pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1993, by and between U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Trustee") and Discover Bank as Master Servicer, Servicer and Seller, as amended (the "Pooling and Servicing Agreement"), a summary of certain of the pertinent provisions of which is set forth herein below, and benefits under any Credit Enhancement with respect to any Series of investor certificates issued from time to time pursuant to the Pooling and Servicing Agreement, to the extent applicable. Reference is hereby made to the further provisions of this Class B Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

     This Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of July 24, 2001 (the "Series Supplement"), by and between the Trustee and Discover Bank or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.







                                     A-2-2

     IN WITNESS WHEREOF, Discover Bank has caused this Class B Certificate to be duly executed and authenticated.

                                       DISCOVER BANK



                                       By:
                                           ---------------------------------









                                     A-2-3

                [FORM OF THE REVERSE OF THE CLASS B CERTIFICATES]

     It is the intent of the Sellers and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness of the Sellers. The Sellers and the Class B Certificateholder, by the acceptance of this Class B Certificate, agree to treat this Class B Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Sellers secured by the Receivables and other assets held in the Trust.

     To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

     This Class B Certificate is one of a series of Certificates entitled "Discover Card Master Trust I, Series 2001-6 Floating Rate Class B Credit Card Pass-Through Certificates" (the "Class B Certificates"), each of which represents a Fractional Undivided Interest in the Trust including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Discover Card Master Trust I, Series 2001-6 or paid to the Class B Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Discover Card Master Trust I, Series 2001-6 5.75% Class A Credit Card Pass-Through Certificates" (the "Class A Certificates"). The Class A Certificates and the Class B Certificates are collectively referred to herein as the Investor Certificates.

     The aggregate interest represented by the Class B Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class Investor Interest of the Class B Certificates at such time, plus accrued but unpaid Certificate Interest for the Class B Certificates and any interest thereon. The Class B Certificateholders are also entitled to the benefit of the Credit Enhancement, to the extent provided in the Series Supplement. The Class Initial Investor Interest of the Class B Certificates is $26,316,000. The Class B Invested Amount on any Distribution Date will be an amount equal to the Class B Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders prior to such Distribution Date, (b) the aggregate amount of Investor Losses for such Class not reimbursed prior to such Distribution Date and (c) the aggregate amount of losses of principal on investments in funds on deposit for the benefit of such Class in the Series Principal Funding Account. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other Series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Sellers may from time to time direct the


                                     A-2-4

Trustee, on behalf of the Trust, to issue one or more new Series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

     During the Revolving Period, which begins on the Series Cut-Off Date, and during the Accumulation Period, Certificate Interest will be distributed on the 15th day of each calendar month with respect to interest accrued during the preceding Interest Accrual Period, commencing in August 2001, or if such 15th day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"), to the Class B Certificateholders of record as of the last day of the month preceding the related Interest Payment Date. Principal on the Class B Certificates is scheduled to be paid in a single payment on the Distribution Date in July 2006 (the "Class B Expected Final Payment Date"), but may be paid sooner or later or in installments under certain circumstances. During the Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Master Servicer will be distributed to the Class B Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the Amortization Period; provided, however, that no Certificate Principal will be distributed to the Class B Certificateholders until the Class A Investor Interest has been reduced to zero. The rights of the Class B Certificateholders to receive the distributions to which they would otherwise be entitled on the Receivables will be subordinated to the rights of the Class A Certificateholders and the Master Servicer to the extent described in the Pooling and Servicing Agreement and Series Supplement. In any event, the final payment of principal of either Class will be made no later than the first Business Day following the Distribution Date in December 2008 (the "Series Termination Date").

     The amount to be distributed on each Distribution Date to the holder of this Class B Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class B Initial Investor Interest evidenced by this Class B Certificate and the denominator of which is the Class B Initial Investor Interest and (b) the aggregate of all payments to be made to the Class B Certificateholders on such Distribution Date. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class B Certificate) without the presentation or surrender of this Class B Certificate or the making of any notation thereon, except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee registrant for The Depository Trust Company, distributions will be made in the form of immediately available funds.

     This Class B Certificate does not represent an obligation of, or an interest in, the Master Servicer. This Class B Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

     The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Master Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Master Servicer, the Sellers and the Trustee in certain cases (some of which require


                                     A-2-5
confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates); provided, however, that no such amendment shall (a) have a material adverse effect on any Class of Investor Certificateholders by reducing in any manner the amount of, or delaying the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or
(b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record; and, provided, further, that the permitted activities of the Trust may be significantly changed only with the consent of the Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Aggregate Invested Amount. Any such amendment and any such consent by the Class B Certificateholder, including the deemed consent described in the following sentence, shall be conclusive and binding on such Class B Certificateholder and upon all future Holders of this Class B Certificate and of any Class B Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class B Certificate. The Class B Certificateholder, by acceptance of this Class B Certificate, will be deemed to have consented for all purposes to any amendment that any Seller determines is necessary or desirable for such Seller to maintain or establish sale accounting treatment under then-applicable financial accounting standards.

     The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

     The transfer of this Investor Certificate is subject to certain restrictions set forth in the Pooling and Servicing Agreement. In no event shall this Investor Certificate, or any interest therein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and not excepted under Section 4975(g). Any Holder of this Investor Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not
(i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(l) of the Code, and not excepted under Section 4975(g), or (iii) an entity using assets to purchase such Certificates which constitute plan assets by reason of a plan's investment in such Holder.


                                     A-2-6

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Master Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Master Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

     Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.


                                     A-2-7

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Class B Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.

                                         U.S. BANK NATIONAL ASSOCIATION, as
                                         Trustee



                                         By:
                                             -----------------------------------
                                                    Authorized Officer


                                     A-2-8

                                    Exhibit B


             Form of Investor Certificateholders' Monthly Statement

                          Discover Card Master Trust I

                        Series 2001 - 6 Monthly Statement

Distribution Date:                             Month Ending:
                   -------- ---, -----                       -------- ---, -----

Pursuant to the Series Supplement dated as of July 24, 2001 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Discover Bank and U.S. Bank National Association as Trustee, as amended, the Trustee is required to prepare certain information each month regarding current distributions to investors and the performance of the Trust. We have set forth below this information for the Distribution Date listed above, as well as for the calendar month ended on the date listed above.

1. Payments for the benefit of investors in Series 2001 - 6 on this Distribution Date (per $1,000 of Class Initial Investor Interest)


                            Total                Interest          Principal

   Series 2001 - 6
      Class A           $                     $                  $
                         ------------          ------------       ------------

      Class B           $                     $                  $
                         ------------          ------------       ------------

2. Principal Receivables at the end of [Month][Year]


   (a) Aggregate Investor Interest                              $
                                                                 ------------
       Seller Interest                                          $
                                                                 ------------
       TOTAL MASTER TRUST                                       $
                                                                 ------------
   (b) Group One Investor Interest                              $
                                                                 ------------
   (c) Series 2001 - 6 Series Investor Interest                 $
                                                                 ------------
   (d) Class A Investor Interest                                $
                                                                 ------------
       Class B Investor Interest                                $
                                                                 ------------
3. Allocation of Receivables collected during [Month][Year]

                                 Finance Charge  Principal    Yield Collections/
                                 Collections     Collections  Additional Funds

   (a) Allocation of Collections
       between Investors and
       Seller

       Aggregate Investor
       Allocation                $               $            N/A
                                  ------------    ----------
       Seller Allocation         $               $            N/A
                                  ------------    ----------
   (b) Group One Allocation      $               $            N/A
                                  ------------    ----------
   (c) Series 2001 -
       5 Allocations             $               $            N/A
                                  ------------    ----------
   (d) Class A Allocations       $               $            N/A
                                  ------------    ----------
       Class B Allocations       $               $            N/A
                                  ------------    ----------

   (e) Principal Collections as a monthly percentage of Master Trust
       Receivables at the beginning of [Month][Year]                           %
                                                                     ----------

   (f) Finance Charge Collections as an annualized percentage of
       Master Trust Receivables at the beginning of [Month][Year]              %
                                                                     ----------

   (g) Total Collections as a monthly percentage of Master Trust
       Receivables at the beginning of [Month][Year]                           %
                                                                     ----------

4. Information concerning the Series Principal Funding Accounts ("SPFA")

                     Deposits into the SPFAs on      Deficit Amount on
                       this Distribution Date      this Distribution Date    SPFA Balance    Investment Income
   Series 2001 - 6            $                          $                                       $
   $                           --------                   --------                                --------
    ---------

5. Information concerning amount of Controlled Liquidation Payments

                                 Amount paid on this      Deficit Amount on this   Total Payments through this
                                  Distribution Date          Distribution Date           Distribution Date
   Series 2001 - 6
   Class A                              N/A                        N/A                       N/A
   Class B                              N/A                        N/A                       N/A

6. Information concerning the Series Interest Funding Accounts ("SIFA")

                                    Deposits into the SIFA
                                    on this Distribution Date      SIFA Balance

   Series 2001 - 6                       $
                                          ---------

7. Investor Charged-Off Amount

                                  This Distribution Date     Cumulative Investor
                                                             Charged-Off Amount

   (a)  Group One                        $                   $
                                          ---------           ---------
   (b)  Series 2001 - 6                  $                   $
                                          ---------           ---------
   (c)  Class A                          $                   $
                                          ---------           ---------
        Class B                          $                   $
                                          ---------           ---------
   (d)  As an annualized
        percentage of Principal
        Receivables at the
        beginning of [Month][Year]                  %            N/A
                                          ---------

8. Investor Losses on this Distribution Date

                                         Total           per $1,000 of original
                                                         invested Principal

   (a)  Group One                        $               $
                                          ---------       ---------
   (b)  Series 2001 - 6                  $               $
                                          ---------       ---------
   (c)  Class A                          $               $
                                          ---------       ---------
        Class B                          $               $
                                          ---------       ---------

9.  Reimbursement of Investor Losses on this Distribution Date

                                         Total           per $1,000 of original
                                                         invested Principal

    (a)  Group One                       $               $
                                          ---------       ---------
    (b)  Series 2001 - 6                 $               $
                                          ---------       ---------
    (c)  Class A                         $               $
                                          ---------       ---------
         Class B                         $               $
                                          ---------       ---------

10. Aggregate amount of Unreimbursed Investor Losses

                                         Total           per $1,000 of original
                                                         invested Principal

    (a)  Group One                       $               $
                                          ---------       ---------
    (b)  Series 2001 - 6                 $               $
                                          ---------       ---------
    (c)  Class A                         $               $
                                          ---------       ---------
         Class B                         $               $
                                          ---------       ---------

11. Investor Monthly Servicing Fee payable on this Distribution Date

    (a)  Group One                       $
                                          ---------
    (b)  Series 2001 - 6                 $
                                          ---------
    (c)  Class A                         $
                                          ---------
         Class B                         $
                                          ---------

12. Class Available Subordinated Amount at the end of the Distribution Date

                                                         as a percentage of
                                         Total           Class A Invested Amount

    Series 2001 - 6, Class B             $                         %
                                          ---------      ---------

13. Total Available Credit Enhancement Amounts

                                        Shared Amount    Class B Amount

    (a)  Maximum Amount                     N/A          $
                                                          ---------
    (b)  Available Amount                   N/A          $
                                                          ---------
    (c)  Amount of drawings on
         Credit Enhancement on this
         Distribution Date                  N/A          $
                                                          ---------
    (d)  Credit Enhancement Fee on
         this Distribution Date             N/A          $
                                                          ---------

14. Delinquency Summary

    Master Trust Receivables Outstanding at the end of [Month][Year]   $
                                                                         -------

                                   Delinquent Amount     Percentage of ending
    Payment Status                 ending balance        Receivables outstanding

    30 - 59 days                   $                                %
                                    ----------------     -----------
    60 - 179 days                  $                                %
                                    ----------------     -----------

15. Excess Spread Percentages on this Distribution Date(1)


    (a)      Group One(2)                    %
                                   ----------
    (b)      Series 2001 - 6(3)              %
                                   ----------

16. Net Charge-Offs on this Distribution Date

    Charges-offs net of recoveries as an annualized
    percentage of Principal Receivables at the
    beginning of [Month][Year](4)                                   %
                                                         -----------

                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as Trustee

                                            By:
                                                --------------------------------


--------

(1) For series in Group One, investors should refer only to the higher of the Group Excess Spread Percentage (Item 15(a)) and the Series Excess Spread Percentage (Item 15(b)) in assessing the current performance of the Trust and the Receivables.

(2) Group Excess Spread is the sum of the Series Excess Spreads (as described below) for each series in the Group. The Group Excess Spread Percentage is equal to the Group Excess Spread, multiplied by twelve, divided by the Series Investor Interests for each series in the Group.

(3) Series Excess Spread is the difference between (a) the sum of Finance Charge Collections, Yield Collections, Additional Funds and Investment Income for any Class of this Series (see Item 3(c)), and (b) the sum of (i) the monthly interest for each Class of this Series (see Item 1), (ii) the monthly servicing fee for each Class of this Series (see Item 11(b)), (iii) the Investor Charged-Off Amount (see Item 8(b)), and (iv) the Credit Enhancement Fee (see Item 13(d)), in each case for this Distribution Date. The Series Excess Spread Percentage is equal to the Series Excess Spread, multiplied by twelve, divided by the Series Investor Interest for this Series.

(4) For purposes of allocations to investors, recoveries are treated as Finance Charge Collections and are included as such in Item 3 above.

                                    Exhibit C

                  Form of Master Servicer's Monthly Certificate

                  Discover Card Master Trust I, Series 2001 - 6


                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES

                              --------------------

The undersigned, a duly authorized representative of Discover Bank, formerly Greenwood Trust Company ("Discover Bank"), as Master Servicer pursuant to the Pooling and Servicing Agreement dated as of October 1, 1993, as amended (the "Pooling and Servicing Agreement"), and the Series Supplement, dated as of July 24, 2001 (the "Series Supplement") by and between Discover Bank and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, does hereby certify as follows with respect to the Series Supplement for the Discover Card Master Trust I, Series 2001 - 6 Certificates for the Distribution Date occurring on _______________:

1.   Discover Bank is Master Servicer under the Pooling and
     Servicing Agreement............................................  $
                                                                       ---------
2.   The undersigned is a Servicing Officer of Discover Bank as
     Master Servicer................................................  $
                                                                       ---------
3    The aggregate amount of Collections processed during [month]
     [year] is equal to.............................................  $
                                                                       ---------
4.   The aggregate amount of Class A Principal Collections
     processed during [month] [year] is equal to....................  $
                                                                       ---------
5.   The aggregate amount of Class A Finance Charge Collections processed during [month] [year] is equal to....................  $
                                                                       ---------
6a.  The aggregate amount of Class A Principal Collections
     recharacterized as Series Yield Collections during [month]
     [year] is equal to.............................................  $
                                                                       ---------
6b.  The aggregate amount of Class A Additional Funds for this
     Distribution Date is equal to..................................  $
                                                                       ---------

7.   The sum of all amounts payable to the Class A
     Certificate-holders on the current Distribution Date is
     equal to.......................................................  $
                                                                       ---------
8.   The aggregate amount of Class B Principal Collections
     processed during [month] [year] is equal to....................  $
                                                                       ---------
9.   The aggregate amount of Class B Finance Charge Collections processed during [month] [year] is equal to....................  $
                                                                       ---------
10a. The aggregate amount of Class B Principal Collections
     recharacterized as Series Yield Collections during [month]
     [year] is......................................................  $
                                                                       ---------
10b. The aggregate amount of Class B Additional Funds for this
     Distribution Date is equal to..................................  $
                                                                       ---------
11. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall is equal to...............................................  $
                                                                       ---------
     (b)  with respect to the Class B Cumulative Investor
          Charged-Off Amount is equal to............................  $
                                                                       ---------
     (c)  with respect to the Class B Investor Interest is equal
          to........................................................  $
                                                                       ---------
12.  The sum of all amounts payable to the Class B
     Certificate-holders on the current Distribution Date is
     equal to.......................................................  $
                                                                       ---------
13. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 19 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ____ day of _____________,______.


                                          DISCOVER BANK,
                                            as Master Servicer

                                          By:
                                              ----------------------------------
                                              Title: